STOCK FUNDS SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 1998



                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                             SMALL CAP GROWTH FUND

                                 BALANCED FUND

                           INTERNATIONAL GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND

                              REGIONAL GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS

                  4600 NORWEST CENTER - MINNEAPOLIS, MN 55402
                 www.sitfunds.com * e-mail: info@sitinvest.com
                          612-334-5888 or 800-332-5580


     The Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion of combined assets for some of America's largest corporations, foundations and endowments.

     The Sit Mutual Funds are comprised of thirteen 100% no-load funds. 100% no-load means that the Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans


                              SIT FAMILY OF FUNDS
                                    [CHART]

STABILITY:            INCOME:                     GROWTH:                   HIGH GROWTH:
SAFETY OF PRINCIPAL   INCREASED INCOME            LONG-TERM CAPITAL         LONG-TERM CAPITAL
AND CURRENT INCOME                                APPRECIATION AND INCOME   APPRECIATION

MONEY MARKET          BOND                        REGIONAL GROWTH           DEVELOPING MARKETS GROWTH
                      MINNESOTA TAX-FREE INCOME   LARGE CAP GROWTH          SCIENCE AND TECHNOLOGY GROWTH
                      TAX-FREE INCOME             BALANCED                  SMALL CAP GROWTH
                      U.S. GOVERNMENT SECURITIES                            INTERNATIONAL GROWTH
                                                                            MID CAP GROWTH

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

     Chairman's Letter...................................................    2

     Performance Review..................................................    4

     Fund Reviews and Portfolios of Investments

             Large Cap Growth Fund.......................................    6

             Mid Cap Growth Fund.........................................   10

             Small Cap Growth Fund.......................................   14

             Balanced Fund...............................................   18

             International Growth Fund...................................   22

             Developing Markets Growth Fund..............................   26

             Regional Growth Fund........................................   30

             Science and Technology Growth Fund..........................   34

     Notes to Portfolios of Investments..................................   37

     Statements of Assets and Liabilities................................   38

     Statements of Operations............................................   40

     Statements of Changes in Net Assets.................................   42

     Notes to Financial Statements.......................................   46

     Financial Highlights................................................   51

     Results of the Shareholder Meeting..................................   59

         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
CHIEF INVESTMENT OFFICER

Dear Fellow Shareholders:

During 1998, the President of the United States was impeached, the Speaker of the House, Newt Gingrich resigned, as did his apparent successor, Bob Livingston, even before assuming the Speaker's duties. Russia defaulted on its debt obligations, a financial crisis was caused by the collapse of a major hedge fund (Long-Term Capital Management) and corporate earnings came in well below analysts' expectations and will be down for the year. Despite these disruptive events, large capitalization domestic stocks, as measured by the Standard & Poor's 500-stock index, posted a fourth consecutive year of gains over 20%.

ECONOMIC OVERVIEW

Fourth quarter 1998 real GDP growth of +5.6% was very strong. Full year 1998 real GDP growth was +3.9%, the same as in 1997 and a remarkable achievement. The biggest surprise in 1998 was the continued exuberance of consumer spending, which continued at a blistering pace despite an extremely low savings rate. The latest explanation of how personal spending can remain so strong is that the surging stock market and realization of capital gains are now being counted on to sustain spending. It is true that jobs are plentiful, the unemployment rate is low, consumer confidence remains high and the stock market continues to roll. However, it is also true that consumers are spending at a faster rate than their incomes are increasing, a phenomenon that cannot continue forever. Therefore, we think the U.S. economy is likely to slow in 1999 to +3.0%, though this is still quite strong in the context of recent experience and would represent the eighth year in a row of better than +2.0% growth. The economic expansion is at 93 months in duration and counting.

Notwithstanding strong economic growth, the inflation rate fell in 1998 to +1.6% compared to +2.4% in 1997. Falling energy prices were a major factor. Oil, on average, fell about $6 per barrel in 1998 to end the year at $12.05. Producer price and commodity indices experienced even lower rates of growth. For example, the Producer Price Index actually declined -0.1%. Excess global supplies, weak Asian demand, increasing corporate efficiencies, new retail delivery systems (e.g. the Internet and e-commerce) and astute consumers have worked in combination to keep prices moving lower. The +0.8% increase in the GDP price deflator for the fourth quarter was the smallest increase in 40 years. We believe U.S. CPI should trend up slightly in 1999, due largely to the fact that the sharp decline in oil prices in 1998 cannot possibly be repeated. Our positive attitude toward inflation supported our favorable outlook for financial assets in 1998 and does so again in 1999.

The dollar strengthened +2.5% against a trade-weighted basket of G-10 currencies in 1998. We believe the advent of the euro is a significant competitive event in relation to the supremacy of the U.S. dollar. The eleven countries that have so far converted to the euro have a combined population of 288 million (versus 261 million for the U.S.), account for 19% of world GDP (20% for the U.S.), and 19% of total world trade (16% for the U.S.). While it remains to be seen how effectively the countries will work together under conditions of duress, the fact that they are in earlier stages of corporate reorganization, consolidation and efficiency-enhancing change suggests they will become an increasingly competitive threat to U.S. economic supremacy.

Economic problems in Asia, the Russian ruble crisis in August, the plummeting price of oil, and the severe strain placed upon the financial system by the Long-Term Capital Management hedge-fund debacle in late September combined to drive interest rates materially lower last year. The Federal Reserve executed three easing moves over a seven-week period from September 29th to November 17th, which took the federal funds rate from 5.50% to 4.75%. We believe the Fed is now in a "holding pattern" and that interest rates will remain in a fairly narrow trading range in 1999. This would be much different from 1998 when the 30-year Treasury bond yield dropped from 5.92% to 5.12% over the course of the year.

The federal budget picture is off to a good start in fiscal 1999. The White House Office of Management and Budget estimates a $76 billion surplus for the year. President Clinton, however, articulated an expansive, and expensive, legislative and policy agenda in his January 19th

State of the Union address that proposed new or expanded spending for education, the environment, crime prevention, welfare, and the military. We will be examining government budget proposals for potential investment opportunities.

We expect global economic growth to slow to 2.0% in 1999 from 2.3% in 1998. Japan remains in persistent recession, growth is slowing in the large continental European economies and the UK, and Brazil's recent financial crisis will impede growth in Latin America. We are cautiously optimistic about a return to economic growth in the emerging-market Asian countries as currencies are becoming stronger and interest rates fall. China should be able to achieve economic and political stability in 1999.

EQUITY STRATEGY SUMMARY

1998 proved to be another year of remarkable financial asset returns in the U. S., at least for the large cap investor. Over the past four years, annualized large capitalization returns averaged just over +30%, roughly three times the long-term average. Financial asset returns in the 1990s have equaled those of the 1980s, a feat not thought possible, but are reflective of the extraordinary market conditions that have prevailed.

The past year was one of extraordinary contrasts: South Korea's market advanced +117.1% and Venezuela's dropped -55.5% for a spread of 173 percentage points. By market index, the technology stock-laden, large cap NASDAQ Composite rose +39.6%, but the Russell 2000 small cap measure dropped -2.5%. By capitalization size, over the past three years the spread in total returns between the large cap Russell 1000 and small cap Russell 2000 indices increased from 5.9% in 1996 to 10.5% in 1997 to 29.6% in 1998. Within each market index, the largest companies tended to do the best. The 20 largest companies in the S&P 500 Index, for example, contributed over 50% of the Index's total return in 1998. The 20 largest companies in the Russell 1000 Growth Index contributed nearly 67%. By style, the Russell 1000 performance spread between growth and value sub-indices had never been more than 8% in the years 1995-97, but last year the differential grew to more than 23%. And by industry sector, spreads widened and the number of groups that outperformed each total index sharply contracted. For the 17 industry groups in the S&P 500 Index, the high/low industry performance spread was 52 percentage points in 1996, 65 points in 1997 and 102 points in 1998. Out of the 17 industry sectors, nine outperformed in 1996, seven in 1997 and only five in 1998. The combined weight in the Index of the outperforming groups was 72% in 1996, 62% in 1997 and only 38% in 1998! In other words, a major narrowing in equity performance occurred last year, with a few groups, particularly those that were technology related, showing spectacular results, while many others languished. The S&P MidCap Index sector spread was 194 percentage points. The technology services group in the Index rose +155.4% in 1998 due mainly to the +585% gain of the shares of America Online. The return of this one stock produced a contribution for 1998 of +7.1%, over one-third of the total S&P MidCap Index return. Narrowness of equity performance was also evident in the fact that only 138 stocks in the S&P 500 Index beat the Index in 1998.
Despite the Index's +28.6% return, 208 stocks actually declined in price.

After another 20%-plus equity advance in 1998, "market" valuations appear stretched and the preference for predictable growth companies, which was well-placed over the past year, has become even more extremely focused. Outperforming industry sectors narrowed sharply in 1998, and we expect some broadening to occur this year. Smaller company valuations are at all-time lows, making these stocks a desired component of portfolios.

Internationally, we are optimistic about Europe where the outlook for monetary conditions and corporate earnings growth remains positive. The successful launch of the euro by EMU on January 1st gives added support to the investor perception of integrated financial strength and stability in Europe. Based on our optimism of a return to growth in non-Japan Asia, we are biased toward these developing markets in lieu of Latin American markets.

With best wishes,


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman & Chief Investment Officer

SIT MUTUAL FUNDS
PERFORMANCE REVIEW - STOCK FUNDS - SIX MONTHS ENDED DECEMBER 31, 1998

                               STOCK FUNDS REVIEW

     Domestically, large cap stocks continued to outperform small cap stocks over the most recent semi-annual and annual time frames. Return differences by investment style, geography and industry sector were striking.

     The nearly 30 percentage point return differential between the large cap Russell 1000 Index (+27.0%) and small cap Russell 2000 Index (-2.6%) was the largest in 60 years. For growth stock investors, the difference was even greater, as the Russell 1000 Growth Index returned +38.7% versus +1.2% for the Russell 2000 Growth Index. The large cap advance has been concentrated in the very largest companies. The 20 largest companies in the Russell 1000 Growth Index contributed 25.3 percentage points, or two-thirds, of the Index's return. The 20 largest growth stocks constituted 33.2% of the S&P 500's weight at year end, which is a record level and double the weight of 1990. The technology services sector, led by Microsoft, was the top-performing S&P 500 sector. Industrial services, primarily oil services companies, performed the worst. The 102% performance gap between the two sectors was huge.

     Large cap growth stocks outperformed value stocks with returns of +38.7% and +15.6%, respectively, as measured by the respective Russell 1000 Indices. Growth stocks outperformed in small caps as well, though in a less pronounced fashion, with the Russell 2000 Growth Index rising +1.2% versus the value component's -6.5% decline. Growth stock outperformance is frequently observed during periods of modest earnings growth, as was the case in 1998.

     International returns varied widely in 1998 with South Korea rising +117.1% and Brazil dropping -46.2%, in dollar terms. The MSCI Europe Index moved up +28.5%, the fourth consecutive year with a gain over +20%. The MSCI Pacific Index advanced +2.5%, its first gain in three years. The MSCI World Index rose for the sixth consecutive year, posting its strongest result of the decade at +24.3%.

                                         1986    1987    1988
                                        ----------------------
SIT LARGE CAP GROWTH                    21.83%   5.32%   5.33%
SIT MID CAP GROWTH                      10.33    5.50    9.77
SIT SMALL CAP GROWTH                     --      --      --
SIT BALANCED                             --      --      --
SIT INTERNATIONAL GROWTH                 --      --      --
SIT DEVELOPING MARKETS GROWTH            --      --      --
SIT REGIONAL GROWTH                      --      --      --
SIT SCIENCE AND TECHNOLOGY GROWTH        --      --      --
S&P 500 INDEX                           18.64    5.28   16.55
S&P MIDCAP 400 INDEX                    16.21   -2.04   20.87
RUSSELL 2000 INDEX                       --      --      --
EAFE INDEX                               --      --      --
MSCI EMERGING MARKETS FREE INDEX         --      --      --
PSE TECH 100 INDEX                       --      --      --

                                       NASDAQ
                                       SYMBOL     INCEPTION
                                       ------     ---------

SIT LARGE CAP GROWTH                    SNIGX     09/02/82
SIT MID CAP GROWTH                      NBNGX     09/02/82
SIT SMALL CAP GROWTH                    SSMGX     07/01/94
SIT BALANCED                            SIBAX     12/31/93
SIT INTERNATIONAL GROWTH                SNGRX     11/01/91
SIT DEVELOPING MARKETS GROWTH           SDMGX     07/01/94
SIT REGIONAL GROWTH                      n/a      12/31/97
SIT  SCIENCE AND TECHNOLOGY GROWTH       n/a      12/31/97
S&P 500 INDEX (5)
S&P MIDCAP 400 INDEX (5)
RUSSELL 2000 INDEX (2)
EAFE INDEX (3)
MCSI EMERGING MARKETS FREE INDEX (4)
PSE TECH 100 INDEX

(1)  Period from Fund inception through calendar year end.
(2)  Figures assume an inception date of 7/1/94.
(3)  Figures assume an inception date of 10/31/91.
(4)  Figures assume an inception date of 6/30/94.
(5)  Figures assume an inception date of 9/2/82.

TOTAL RETURN - CALENDAR YEAR

 1989    1990     1991   1992    1993     1994     1995    1996    1997    1998
--------------------------------------------------------------------------------
32.02%  -2.37%  32.72%    4.94%   3.15%   2.83%   31.66%  23.05%  31.70%  30.56%
35.15   -2.04   65.50    -2.14    8.55   -0.47    33.64   21.87   17.70    6.84
 --      --      --       --      --     11.57(1) 52.16   14.97    7.63    1.97
 --      --      --       --      --     -0.33    25.43   15.80   21.73   21.30
 --      --      4.10(1)  2.69   48.37   -2.99     9.36   10.31    4.81   18.95
 --      --      --       --      --     -2.02(1) -4.29   17.27   -5.20  -24.93
 --      --      --       --      --      --       --      --      --     23.05
 --      --      --       --      --      --       --      --      --     38.40
31.61   -3.05   30.46     7.64   10.07    1.32    37.58   22.96   33.36   28.58
35.55   -5.12   50.11    11.92   13.95   -3.60    30.94   19.19   32.29   19.11
 --      --      --       --      --      4.61    28.45   16.49   22.36   -2.54
 --      --      0.26   -12.17   32.56    7.78    11.21    6.05    1.78   20.00
 --      --      --       --      --      2.80    -6.94    3.92  -13.40  -27.52
 --      --      --       --      --      --       --      --      --     54.60


                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                  PERIODS ENDED DECEMBER 31, 1998
   QUARTER        SIX MONTHS                                             SINCE
ENDED 12/31/98  ENDED 12/31/98  1 YEAR   3 YEARS  5 YEARS   10 YEARS   INCEPTION
------------------------------  ------------------------------------------------

    22.54%          5.95%       30.56%    28.38%   23.43%    18.16%      17.01%
    17.65          -4.83         6.84     15.29    15.31     16.85       18.25
    15.56          -4.14         1.97      8.06     --        --         18.43
    14.00           5.65        21.30     19.58    16.40      --         16.40
    19.97           2.73        18.95     11.21     7.85      --         12.41
    11.64         -14.14       -24.93     -5.85     --        --         -5.29
    27.65           9.28        23.05      --       --        --          --
    25.48          17.59        38.40      --       --        --          --
    21.30           9.23        28.58     28.23    24.06     19.21       19.00
    28.19           9.64        19.11     23.38    18.84     19.29       19.02
    16.31          -7.12        -2.54     11.58     --        --         14.86
    20.66           3.51        20.00      9.00     9.19      --          8.64
    17.30          -9.54       -27.52    -13.28     --        --         -9.94
    40.47          29.85        54.60      --       --        --          --


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

         SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           ROGER J. SIT
           RONALD D. SIT, CFA

     The Sit Large Cap Growth Fund benefited from a strong fourth quarter to achieve a total return of +6.0% during the last six months of 1998. The Fund's 1998 return of +30.56% ranked in the 6th percentile of the 768 Growth & Income Funds ranked by Lipper Analytical Services. For the five and ten years ended 12/31/98, the Fund placed in the 5th and 14th percentiles out of 310 and 148 funds, respectively.

     After a volatile third quarter, U.S. equity prices rallied strongly in the fourth quarter as investor confidence responded to Federal Reserve easing and continued evidence that the domestic economy remains quite healthy. Large cap growth stocks significantly outperformed both small and value-oriented issues as investors became concerned with overall corporate profit growth based on consensus economic forecasts pointing to a slowing global economy in future quarters. Given expectations for slower economic growth, the Fund's overweighted positions in traditional high earnings growth groups, particularly technology, were beneficial during 1998. As of the end of December, the projected 1999 earnings gain for the companies held in the Fund was +23%, which is significantly higher than the projected earnings increase in the S&P 500 of +2%.

     Sector weightings changed modestly during the last six months. Weighting increases included consumer non-durables, electronic technology and health technology. New positions in these sectors included Colgate-Palmolive, Groupe Danone, Raytheon, Sun Microsystems, Schering-Plough, and American Home Products. Sector weighting decreases occurred in finance, industrial services, and technology services. These groups were reduced through the elimination of positions in Associates First Capital, Citicorp, Equitable Companies, Transocean Offshore, Peoplesoft, and Computer Associates. During 1998, the Fund maintained generally low cash levels. As of December 31, 1998, cash reserve levels were 4.0%, unchanged from June 30, 1998.

     Assets in the Large Cap Growth Fund experienced strong growth in 1998, increasing to the December 31, 1998 level of $120 million. We greatly appreciate shareholders' interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of over $5 billion at the time of purchase.


                              PORTFOLIO SUMMARY

                  Net Asset Value 12/31/98:   $ 48.64 Per Share
                                   6/30/98:   $ 49.34 Per Share

                          Total Net Assets:   $120.01 Million

               Weighted Average Market Cap:   $ 89.3 Billion

                            TOTAL DIVIDEND:   $  3.42 PER SHARE
                    Long-Term Capital Gain:   $  3.41 Per Share
                           Ordinary Income:   $  0.01 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                   Electronic Technology     24.9
                       Health Technology     16.6
                            Retail Trade      9.9
                                 Finance      8.6
                   Consumer Non-Durables      7.7
                     Technology Services      7.0
                               Utilities      5.5
                  Producer Manufacturing      5.4
                       Consumer Services      4.2
                      Process Industries      2.3
                         Health Services      1.5
                       Consumer Durables      1.1
                     Industrial Services      0.8
                         Energy Minerals      0.5
                        Cash Equivalents      4.0

                          AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                      ------------------------------------    --------------------------------------
                          Sit                                     Sit
                       Large Cap   Russell 1000     S&P        Large Cap    Russell 1000      S&P
                      Growth Fund  Growth Index  500 Index    Growth Fund   Growth Index   500 Index
                      -----------  ------------  ---------    -----------   ------------   ---------
3 Months                22.54%        26.75%       21.30%        22.54%         26.75%        21.30%
  (not annualized)
1 Year                  30.56         38.72        28.58         30.56          38.72         28.58
5 Years                 23.43         25.70        24.06        186.44         213.85        193.89
10 Years**              18.16         20.57        19.21        430.36         549.00        479.58
Inception**             17.01         18.76        19.00       1201.69        1560.51       1614.91
  (9/2/82)

* As of 12/31/98

**ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/98 would have grown to $130,169 in the Fund and $171,494 in the S&P 500 Index assuming reinvestment of all dividends and capital gains. On 6/6/93, the Fund's investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.


                              10 LARGEST HOLDINGS

                         * Cisco Systems, Inc.
                         * General Electric Co.
                         * Microsoft Corp.
                         * AirTouch Communications, Inc.
                         * Merck & Co., Inc.
                         * Pfizer, Inc.
                         * Home Depot, Inc.
                         * EMC Corp.
                         * Schering-Plough Corp.
                         * Dell Computer Corp.

                          Total number of holdings: 61

SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (96.0%) (2)

       CONSUMER DURABLES (1.1%)
             28,100   Harley-Davidson, Inc.                           1,331,237
                                                             ------------------
       CONSUMER NON-DURABLES (7.7%)
             28,500   Coca Cola Co.                                   1,905,937
             16,600   Colgate-Palmolive Company                       1,541,725
             21,700   Gillette Co.                                    1,048,381
              8,900   Group Danone, A.D.R.                              508,985
             43,400   Philip Morris Cos., Inc.                        2,321,900
             20,800   Proctor & Gamble Co.                            1,899,300
                                                             ------------------
                                                                      9,226,228
                                                             ------------------
       CONSUMER SERVICES (4.2%)
             45,500   CBS Corp. (3)                                   1,490,125
             17,400   Clear Channel Comm., Inc. (3)                     948,300
             23,800   Time Warner, Inc.                               1,477,087
             15,700   Viacom, Inc. - Class B (3)                      1,161,800
                                                             ------------------
                                                                      5,077,312
                                                             ------------------
       ELECTRONIC TECHNOLOGY (24.9%)
             22,500   ADC Telecommunications, Inc. (3)                  781,875
             19,400   Ascend Communications, Inc. (3)                 1,275,550
             61,575   Cisco Systems, Inc. (3)                         5,714,930
             40,000   Compaq Computer Corp.                           1,677,500
             20,800   Computer Sciences Corp. (3)                     1,340,300
             38,300   Dell Computer Corp. (3)                         2,803,081
             34,900   EMC Corp. (3)                                   2,966,500
             20,200   Intel Corp.                                     2,394,962
             14,900   Lockheed Martin Corp.                           1,262,775
             13,600   Lucent Technologies, Inc.                       1,496,000
             17,400   Raytheon Co. - Class B                            926,550
             31,000   Sun Microsystems, Inc. (3)                      2,654,375
             25,100   Tellabs, Inc. (3)                               1,720,919
             18,300   Texas Instruments, Inc.                         1,565,794
             11,500   Xerox Corp.                                     1,357,000
                                                             ------------------
                                                                     29,938,111
                                                             ------------------
       ENERGY MINERALS (0.5%)
             21,300   Anadarko Petroleum Corp.                          657,638
                                                             ------------------
       FINANCE (8.6%)
             12,300   American International Group, Inc.              1,188,487
             19,600   Chase Manhattan Corp.                           1,334,025
             22,100   EXEL, Ltd.                                      1,657,500
             27,200   Federal Home Loan Mortgage Corp.                1,752,700

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

             51,400   Mercury General Corp.                           2,251,962
             15,400   St. Paul Companies, Inc.                          535,150
             40,800   Wells Fargo Co.                                 1,629,450
                                                             ------------------
                                                                     10,349,274
                                                             ------------------
       HEALTH SERVICES (1.5%)
             60,800   HBO & Co.                                       1,744,200
                                                             ------------------
       HEALTH TECHNOLOGY (16.6%)
             20,400   American Home Products Corp.                    1,148,775
             18,300   Bristol-Myers Squibb Co.                        2,448,769
             23,800   Eli Lilly & Co.                                 2,115,225
             36,100   Medtronic, Inc.                                 2,680,425
             24,700   Merck & Co., Inc.                               3,647,881
             25,100   Pfizer, Inc.                                    3,148,481
             51,400   Schering-Plough Corp.                           2,839,850
             24,700   Warner Lambert Corp.                            1,857,131
                                                             ------------------
                                                                     19,886,537
                                                             ------------------
       INDUSTRIAL SERVICES (0.8%)
             20,800   Schlumberger, Ltd.                                959,400
                                                             ------------------
       PROCESS INDUSTRIES (2.3%)
             58,700   Monsanto Co.                                    2,788,250
                                                             ------------------
       PRODUCER MANUFACTURING (5.4%)
             46,800   General Electric Co.                            4,776,525
             22,100   Tyco International, Ltd.                        1,667,169
                                                             ------------------
                                                                      6,443,694
                                                             ------------------
       RETAIL TRADE (9.9%)
             46,700   Dayton Hudson Corp.                             2,533,475
             22,350   Gap, Inc.                                       1,257,188
             49,700   Home Depot, Inc.                                3,041,019
             26,500   Kohl's Corp. (3)                                1,628,094
             28,900   Lowe's Companies, Inc.                          1,479,319
             32,300   Walgreen Co.                                    1,891,569
                                                             ------------------
                                                                     11,830,664
                                                             ------------------
       TECHNOLOGY SERVICES (7.0%)
             27,200   Ceridian Corp. (3)                              1,898,900
                900   Compuware Corp. (3)                                70,313
             28,500   Microsoft Corp. (3)                             3,952,594
             11,200   Network Associates, Inc. (3)                      742,000
             20,525   Paychex, Inc.                                   1,055,755
             18,700   SAP, A.D.R.                                       674,369
                                                             ------------------
                                                                      8,393,931
                                                             ------------------

-------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

       UTILITIES (5.5%)
             54,000   AirTouch Communications, Inc. (3)               3,894,750
             37,100   MCI WorldCom, Inc. (3)                          2,661,925
                                                             ------------------
                                                                      6,556,675
                                                             ------------------
Total common stocks
        (cost: $77,939,795)                                         115,183,151
                                                             ------------------

SHORT-TERM SECURITIES (3.5%) (2)
          1,880,000   Ford Motor Credit Corp., 4.96%, 1/6/99          1,878,705
          1,382,000   Texaco, Inc., 4.90%, 1/7/99                     1,381,140
          1,000,000   Sit Money Market Fund, 4.70% (6)                1,000,000
                                                             ------------------
Total short-term securities
        (cost: $4,259,845)                                            4,259,845
                                                             ------------------

Total investments in securities
        (cost: $82,199,640) (7)                                    $119,442,996
                                                             ==================

                 See accompanying notes to portfolios of investments on page 37.

SIT MID CAP GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ERIK S. ANDERSON, CFA

     The Sit Mid Cap Growth Fund had a roller coaster second half of the year. The Fund returned -19.1% during the third quarter, but sharply rebounded with a +17.7% return during the fourth quarter. The six-month return of -4.8% belied the solid business performances of holdings in the Fund. Discouraging stock performance combined with forecasted earnings growth of +26.6% for the Fund's holdings in 1999 have resulted in a low relative price-to-earnings ratio of 30.5.

     Our long-term investment philosophy is evidenced by Staples, Inc., Elan Corp. and Kohl's Corp. retaining top-five-holding rankings, as they were in our June 1998 annual report. The two new top-five stocks, Legato Systems and Biogen Inc., became such because of superior performance, with both stocks advancing an identical +69% during 1998's last half. Interestingly, neither stock resides in the Fund's two best-performing sectors. Consumer durables stocks advanced +75%, with Harley- Davidson the sole holding, and retail stocks advanced +54%, on average, in 1998. The technology services sector's 24.8% weighting and +40% average return contributed significantly to the Fund's absolute return. The average technology services stock in the S&P MidCap Index advanced +156%, however. This figure was massively distorted by America Online. At over $10 billion in market capitalization at the start of 1998, AOL was too large for our definition of mid cap, but did not exit the S&P MidCap Index until late in December.

     Over the last six months, the Fund's allocation in financial stocks decreased from 16.7% to 9.0%. Cash increased to 7.6% of portfolio assets from 1.9% as of June 30th. Mid cap growth stocks outpaced mid cap value stocks in 1998, in large part due to superior earnings growth, and this trend is likely, we believe, to continue in 1999. Versus large cap stocks, mid cap relative valuation on price-to-book and price-to-sales metrics are at record lows and 30% below long-term averages. Over time, mid cap stocks should return to average valuation levels.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $1.5 billion to $5 billion at the time of purchase.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or other developments that might stimulate earnings growth.


                                PORTFOLIO SUMMARY

                 Net Asset Value 12/31/98:  $ 12.94 Per Share
                                  6/30/98:  $ 16.49 Per Share

                         Total Net Assets:  $366.47 Million

              Weighted Average Market Cap:  $  6.0 Billion

                           TOTAL DIVIDEND:  $  2.54
                   Long-Term Capital Gain:  $  2.54


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                           Technology Services     24.8
                         Electronic Technology     14.9
                             Health Technology     11.9
                                       Finance      9.0
                                  Retail Trade      7.4
                               Health Services      7.1
                             Consumer Services      4.9
                         Consumer Non-Durables      3.4
                           Commercial Services      2.2
                             Consumer Durables      2.1
                            Process Industries      1.8
                           Industrial Services      1.6
                                     Utilities      1.3
                              Cash Equivalents      7.6

                            AVERAGE ANNUAL TOTAL RETURNS*                  CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------     -----------------------------------------
                        Sit                                            Sit
                      Mid Cap     Russell Mid Cap   S&P MidCap       Mid Cap     Russell Mid Cap  S&P MidCap
                    Growth Fund    Growth Index      400 Index     Growth Fund    Growth Index     400 Index
                    -----------    ------------      ---------     -----------    ------------     ---------
3 Months               17.65%        26.48%            28.19%         17.65%         26.48%           28.19%
  (not annualized)
1 Year                  6.84         17.87             19.11           6.84          17.87            19.11
5 Years                15.31         17.34             18.84         103.82         122.42           137.08
10 Years               16.85         17.30             19.29         374.44         393.10           483.72
Inception              18.25          n/a              19.02        1448.27            n/a          1619.73
  (9/2/82)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/98 would have grown to $154,827 in the Fund or $171,973 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                          * Legato Systems, Inc.
                          * Biogen, Inc.
                          * Staples, Inc.
                          * Elan Corp., p.l.c., A.D.R.
                          * Kohl's Corp.
                          * Dendrite International, Inc.
                          * Chancellor Media Corp.
                          * HBO & Co.
                          * BMC Software, Inc.
                          * Ace, Ltd.

                          Total number of holdings: 60

SIT MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                         MARKET VALUE($)(1)
-------------------------------------------------------------------------------

COMMON STOCKS (92.4%) (2)

   COMMERCIAL SERVICES (2.2%)
            147,600   Metamor Worldwide, Inc. (3)                    $3,690,000
            137,400   Sylvan Learning Systems, Inc. (3)               4,190,700
                                                                  -------------
                                                                      7,880,700
                                                                  -------------
   CONSUMER DURABLES (2.1%)
            161,000   Harley-Davidson, Inc.                           7,627,375
                                                                  -------------
   CONSUMER NON-DURABLES (3.4%)
             43,000   Clorox Co.                                      5,022,937
            106,100   Dial Corp.                                      3,057,006
             50,500   Estee Lauder Companies, Inc.                    4,317,750
                                                                  -------------
                                                                     12,397,693
                                                                  -------------
   CONSUMER SERVICES (4.9%)
            218,800   Chancellor Media Corp.  (3)                    10,475,050
            342,200   Stewart Enterprises, Inc.                       7,613,950
                                                                  -------------
                                                                     18,089,000
                                                                  -------------
   ELECTRONIC TECHNOLOGY (14.9%)
             80,500   AAR Corp.                                       1,901,812
            172,700   ADC Telecommunications, Inc. (3)                6,001,325
            255,000   Analog Devices, Inc. (3)                        8,000,625
             51,000   Ascend Communications, Inc. (3)                 3,353,250
            135,500   Cadence Design Systems, Inc. (3)                4,031,125
             31,700   Computer Sciences Corp. (3)                     2,042,669
             40,500   Linear Technology Corp.                         3,627,281
             45,000   Maxim Integrated Products, Inc. (3)             1,965,937
             72,500   Symbol Technologies, Inc.                       4,635,469
             19,000   Synopsys, Inc. (3)                              1,030,750
             84,500   Uniphase Corp. (3)                              5,862,188
             97,500   Vitesse Semiconductor Corp. (3)                 4,448,438
            117,700   Xilinx, Inc. (3)                                7,665,213
                                                                  -------------
                                                                     54,566,082
                                                                  -------------
   FINANCE (9.0%)
            248,300   Ace, Ltd.                                       8,550,831
            156,500   Mercury General Corp.                           6,856,656
            107,000   Mutual Risk Mgmt Ltd.                           4,186,375
             28,600   NAC Re Corp.                                    1,342,413
            107,500   T. Rowe Price & Associates                      3,681,875
            342,500   TCF Financial Corp.                             8,284,219
                                                                  -------------
                                                                     32,902,369
                                                                  -------------
   HEALTH SERVICES (7.1%)
             50,250   Cardinal Health, Inc.                           3,812,719
            349,500   HBO & Co.                                      10,026,281
            204,000   HEALTHSOUTH Corp. (3)                           3,149,250
             49,000   IMS Health, Inc.                                3,696,438
            102,000   Quintiles Transnational Corp. (3)               5,444,250
                                                                  -------------
                                                                     26,128,938
                                                                  -------------
   HEALTH TECHNOLOGY (11.9%)
            157,500   Becton, Dickinson and Co.                       6,723,281
            185,000   Biogen, Inc. (3)                               15,355,000
            134,000   Boston Scientific Corp. (3)                     3,592,875
            167,000   Elan Corp., p.l.c., A.D.R. (3)                 11,616,937
             76,800   Genzyme Corp. (3)                               3,820,800
             19,500   Immunex Corp. (3)                               2,453,344
                                                                  -------------
                                                                     43,562,237
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                         MARKET VALUE($)(1)
-------------------------------------------------------------------------------

   INDUSTRIAL SERVICES (1.6%)
            321,500   Newpark Resources, Inc. (3)                     2,190,219
            134,400   Transocean Offshore Drilling, Inc.              3,603,600
                                                                  -------------
                                                                      5,793,819
                                                                  -------------
   PROCESS INDUSTRIES (1.8%)
            142,750   Crane Co.                                       4,309,266
             60,000   Delta and Pine Land Co.                         2,220,000
                                                                  -------------
                                                                      6,529,266
                                                                  -------------
                                                                              0
   RETAIL TRADE (7.4%)
            185,000   Kohl's Corp. (3)                               11,365,937
             79,000   Saks, Inc. (3)                                  2,493,438
            304,650   Staples, Inc. (3)                              13,309,397
                                                                  -------------
                                                                     27,168,772
                                                                  -------------
   TECHNOLOGY SERVICES (24.8%)
            295,000   Aspen Technology, Inc. (3)                      4,277,500
            216,500   BMC Software, Inc. (3)                          9,647,781
            111,500   Ceridian Corp. (3)                              7,784,094
            134,000   Check Point Software Technologies Ltd. (3)      6,138,875
             31,000   Compuware Corp. (3)                             2,421,875
            433,200   Dendrite International, Inc. (3)               10,816,462
            156,450   Fiserv, Inc. (3)                                8,047,397
            104,900   Jabil Circuit, Inc. (3)                         7,828,162
            241,500   Legato Systems, Inc. (3)                       15,923,906
             42,500   Lexmark International Group, Inc. (3)           4,271,250
             49,500   Network Associates, Inc. (3)                    3,279,375
             97,200   Paychex, Inc.                                   4,999,725
             85,000   Peoplesoft, Inc. (3)                            1,609,688
             90,500   Sterling Commerce, Inc. (3)                     4,072,500
                                                                  -------------
                                                                     91,118,590
                                                                  -------------
   UTILITIES (1.3%)
            199,000   Nextel Communications, Inc. (3)                 4,701,375
                                                                  -------------

Total common stocks
   (cost:  $223,093,786)                                            338,466,216
                                                                  -------------

SHORT-TERM SECURITIES (6.8%) (2)
                      American Express Credit Corp.:
          3,000,000     5.80%, 1/4/99                                 2,998,550
          4,159,000     5.80%, 1/6/99                                 4,155,650
          3,584,000     5.00%, 1/7/99                                 3,581,013
          2,000,000   Ford Motor Credit Co., 4.96%, 1/6/99            1,998,622
                      General Motors Accept. Corp.,
          4,022,000     5.34%, 1/4/99                                 4,019,952
          1,000,000   Sit Money Market Fund, 4.70% (6)                1,000,000
          7,000,000   Texaco, Inc., 5.60%, 1/5/99                     6,995,644
                                                                  -------------

Total short-term securities
   (cost:  $24,749,431)                                              24,749,431
                                                                  -------------

Total investments in securities
   (cost:  $247,843,217) (7)                                       $363,215,647
                                                                  =============

                 See accompanying notes to portfolios of investments on page 37.

                 (This page has been left blank intentionally.)

SIT SMALL CAP GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

     The Sit Small Cap Growth Fund returned +15.6% during the December quarter, a sharp reversal from the September quarter's -17.1% decline, giving a semi-annual return of -4.1%. This compared favorably with the Russell 2000 Index return of -7.1% and the -6.9% result for the Lipper Small Cap Fund universe. The Fund also outdistanced the benchmark and peer group for full-year 1998 and since inception periods. Small cap investors continue to be frustrated by the strong relative performance of large cap issues. In terms of the magnitude of the difference in returns between small cap and large cap stocks, 1998 was the worst year in the past 60. Intra-year performance was disappointing with the Russell 2000 dropping -38.3% from the April peak to October trough before recovering late in the year.

     Small cap underperformance has produced unprecedented relative valuation conditions that should create potential for very strong results going forward. In fact, on 12-month trailing relative earnings, small caps are trading at a record low level and 33% below long-term averages. In the long run, we believe the market rewards the attractive valuations and earnings growth that small caps currently possess. Earnings growth is very strong for stocks in the Fund at a forecasted rate of +32% for 1999.

     Five of the Fund's top six holdings at the start of the semi-annual period remained such at year end. Indeed, Legato Systems was the Fund's largest holding at year end 1997 and 1998. The stock rose +200% in 1998. Pervasive Software (+165%) and Dendrite International (+158%) also posted strong results. All three companies are in the technology services sector and fueled a +66% average return for technology services stocks in the Fund. By comparison, the average technology services stock in the Russell 2000 Index rose +29%. The most important sector shift during 1998 was a decreasing weight in financial stocks from 24.5% as of 12/31/97 to 11.8% as of 12/31/98. Cash at year end was 8.2% and will be judiciously invested as opportunities permit.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of $1.5 billion or less at the time of purchase.

      In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                             PORTFOLIO SUMMARY

                   Net Asset Value 12/31/98:  $16.11 Per Share
                                    6/30/98:  $20.35 Per Share

                           Total Net Assets:  $47.78 Million

                Weighted Average Market Cap:  $ 1.2 Billion

                             TOTAL DIVIDEND:  $ 3.09
                     Long-Term Capital Gain:  $ 3.09


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                           Technology Services     31.7
                         Electronic Technology     14.2
                                       Finance     11.8
                               Health Services      7.3
                             Health Technology      6.9
                           Commercial Services      5.2
                             Consumer Services      4.1
                                     Utilities      3.1
                                  Retail Trade      2.3
                                Transportation      1.5
                           Industrial Services      1.2
                                      Consumer      1.1
                               Energy Minerals      1.0
                        Producer Manufacturing      0.4
                              Cash Equivalents      8.2

                           AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                     ---------------------------------------    ---------------------------------------
                         Sit                                        Sit
                      Small Cap   Russell 2000  Russell 2000     Small Cap   Russell 2000  Russell 2000
                     Growth Fund     Index      Growth Index    Growth Fund     Index      Growth Index
                     -----------  ------------  ------------    -----------  ------------  ------------
3 Months               15.56%        16.31%        23.64%          15.56%       16.31%        23.64%
  (not annualized)
1 Year                  1.97         -2.54          1.24            1.97        -2.54          1.24
3 Year                  8.06         11.58          8.35           26.18        38.92         27.22
Inception              18.43         14.86         14.06          114.22        86.66         80.90
  (7/1/94)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/98 would have grown to $21,422 in the Fund or $18,666 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        * Legato Systems, Inc.
                        * Dendrite International, Inc.
                        * HA-LO Industries, Inc.
                        * BISYS Group, Inc.
                        * Queens County Bancorp, Inc.
                        * Uniphase Corp.
                        * Pervasive Software, Inc.
                        * Aspect Development, Inc.
                        * Great Plains Software, Inc.
                        * Emmis Broadcasting Corp.

                          Total number of holdings: 52

SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                          MARKET VALUE ($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (91.8%) (2)

     COMMERCIAL SERVICES (5.2%)
            40,000  HA-LO Industries, Inc. (3)                        1,505,000
            14,000  On Assignment, Inc. (3)                             483,000
            16,250  Sylvan Learning Systems, Inc. (3)                   495,625
                                                                  -------------
                                                                      2,483,625
                                                                  -------------
     CONSUMER DURABLES (1.1%)
            20,000  Select Comfort Corp. (3)                            528,750
                                                                  -------------
     CONSUMER SERVICES (4.1%)
            26,000  Emmis Broadcasting Corp. (3)                      1,127,750
            35,000  Rent-Way, Inc. (3)                                  850,937
                                                                  -------------
                                                                      1,978,687
                                                                  -------------
     ELECTRONIC TECHNOLOGY (14.2%)
            27,500  Applied Micro Circuits Corp. (3)                    934,141
            42,000  Burr-Brown Corp. (3)                                984,375
            14,000  Etec Systems, Inc. (3)                              560,000
            13,000  Flextronics International, Ltd. (3)               1,113,125
            15,000  PMC-Sierra, Inc. (3)                                946,875
            25,500  Triumph Group, Inc. (3)                             816,000
            21,000  Uniphase Corp. (3)                                1,456,875
                                                                  -------------
                                                                      6,811,391
                                                                  -------------
     ENERGY MINERALS (1.0%)
            23,000  Newfield Exploration Co. (3)                        480,125
                                                                  -------------
     FINANCE (11.8%)
            15,923  Delphi Financial Group, Inc. (3)                    834,962
            52,000  Federated Investors, Inc.                           942,500
            38,000  Fremont General Corp.                               940,500
             4,000  NAC Re Corp.                                        187,750
            49,925  Queens County Bancorp, Inc.                       1,485,269
            27,000  Scottish Annuity & Life Holdings, Ltd. (3)          371,250
            50,000  Stirling Cooke Brown Holdings (5)                   868,750
                                                                  -------------
                                                                      5,630,981
                                                                  -------------
     HEALTH SERVICES (7.3%)
            30,500  Cerner Corp. (3)                                    815,875
            18,125  HBO & Co.                                           519,961
            17,000  Medical Manager Corp. (3)                           533,375
            35,500  Stericycle, Inc. (3)                                572,437
            20,000  Sunrise Assisted Living, Inc. (3)                 1,037,500
                                                                  -------------
                                                                      3,479,148
                                                                  -------------
     HEALTH TECHNOLOGY (6.9%)
            44,000  Biosite Diagnostics, Inc. (3)                       536,250
            17,000  Guilford Pharmaceuticals, Inc. (3)                  242,250
            60,000  I-Stat Corp. (3)                                    450,000
            18,000  Protein Design Labs, Inc. (3)                       418,500
            10,000  Sepracor, Inc. (3)                                  875,625
            35,000  Ventana Medical  Systems, Inc. (3)                  756,875
                                                                  -------------
                                                                      3,279,500
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                          MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

     INDUSTRIAL SERVICES (1.2%)
            85,500  Newpark Resources, Inc. (3)                         582,469
                                                                  -------------
     PRODUCER MANUFACTURING (0.4%)
            12,750  Watsco, Inc.                                        213,562
                                                                  -------------
     RETAIL TRADE (2.3%)
            34,500  Men's Wearhouse, Inc. (3)                         1,095,375
                                                                  -------------
     TECHNOLOGY SERVICES (31.7%)
            27,000  Aspect Development, Inc. (3)                      1,196,438
            44,000  Aspen Technology, Inc. (3)                          638,000
            29,000  BISYS Group, Inc. (3)                             1,497,125
            31,500  Brightpoint, Inc. (3)                               433,125
           102,000  Dendrite International, Inc. (3)                  2,546,812
            24,000  Great Plains Software, Inc. (3)                   1,158,000
             5,000  Inktomi Corp. (3)                                   646,875
            38,500  Intelligroup, Inc. (3)                              688,188
            40,000  Legato Systems, Inc. (3)                          2,637,500
            74,800  Pervasive Software, Inc. (3)                      1,439,900
            15,000  Sapient Corp. (3)                                   840,000
            20,229  Siebel Systems, Inc. (3)                            686,522
            26,000  Whittman-Hart, Inc. (3)                             718,250
                                                                  -------------
                                                                     15,126,735
                                                                  -------------
     TRANSPORTATION (1.5%)
            27,000  C.H. Robinson Worldwide, Inc.                       700,313
                                                                  -------------
     UTILITIES (3.1%)
            17,000  Nextlink Communications (3)                         482,375
            49,000  Transaction Network Svcs., Inc. (3)                 983,063
                                                                  -------------
                                                                      1,465,438
                                                                  -------------

Total common stocks
       (cost: $33,048,374)                                           43,856,099
                                                                  -------------

SHORT-TERM SECURITIES (6.4%) (2)
         1,627,000  American Express Cr. Corp. , 4.80%, 1/5/99        1,625,951
           805,000  Ford Motor Credit Co., 4.96%, 1/6/99                804,445
           621,000  Gen. Motor Acc. Corp., 5.11%, 1/4/99                620,684
                                                                  -------------
Total short-term securities
       (cost: $3,051,080)                                             3,051,080
                                                                  -------------

Total investments in securities
       (cost: $36,099,454) (7)                                      $46,907,179
                                                                  =============

                 See accompanying notes to portfolios of investments on page 37.

                 (This page has been left blank intentionally.)

SIT BALANCED FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           PETER L. MITCHELSON, CFA
           BRYCE A. DOTY, CFA

     The Sit Balanced Fund benefited from a strong fourth quarter to achieve a total return of +5.7% during the last six months of 1998. The Fund's 1998 return of +21.30% ranked in the 13th percentile out of the 409 Balanced Funds ranked by Lipper Analytical Services. For the five years ended 12/31/98, the Fund placed in the 10th percentile out of 162 funds.

     As of December 31, 1998, the asset allocation of the Fund was 61% in equities (up from 58% at the end of June), 37% in fixed income securities (38%), and 2% in cash reserve instruments (4%).

     Within the equity portion of the portfolio, sector weightings were increased in the technology, consumer non-durables, and health technology sectors through purchases of Colgate-Palmolive, Groupe Danone, Philip Morris, Dell Computer, Raytheon, Sun Microsystems, Schering-Plough, and American Home Products. Sector weightings decreased in finance, industrial services, and technology services through the sale of Associates First Capital, Citigroup, Schlumberger, Transocean Offshore, Peoplesoft, Computer Associates, and Parametric Technology. Given expectations for somewhat slower economic growth, the Fund's overweighted positions in traditional high earnings growth groups, particularly technology, were beneficial during 1998. As of the end of December 1998, the average projected earnings gain for the companies held in the Fund was +23%, which is significantly higher than the projected earnings increase of the S&P 500 of +2%

     Within the fixed income portion of the portfolio, a continued emphasis is being placed on short- to intermediate-duration securities, with an underweighted position in U.S. Treasuries. We believe U.S. Treasury yields may rise relative to other sectors as the stabilization of global markets will reduce the "safe haven" appeal of U.S. Treasuries.

     The Fund continues to focus on high quality securities that offer attractive total return opportunities. We greatly appreciate shareholders' interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Balanced Fund is to seek long-term growth of capital consistent with the preservation of principal and to provide shareholders with regular income. The Fund pursues this objective by investing in a diversified portfolio of stocks, bonds, and short-term instruments.

     Under normal conditions, between 40% and 60% of the Fund's assets will be invested in equity securities and between 40% and 60% in fixed-income securities. At all times at least 25% of the fixed-income securities will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

                Net Asset Value 12/31/98:   $16.57 Per Share
                                 6/30/98:   $16.68 Per Share

                        Total Net Assets:   $ 8.33 Million

                          TOTAL DIVIDEND:   $ 1.00 PER SHARE
                  Long-Term Capital Gain:   $ 0.76 Per Share
                         Ordinary Income:   $ 0.24 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [PIE CHART]

                           Cash Equivalents    2.4%
                                      Bonds   37.0%
                                     Stocks   60.6%

                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                    ---------------------------------------    ---------------------------------------
                      Sit                                        Sit
                    Balanced   Lehman Aggregate      S&P       Balanced   Lehman Aggregate      S&P
                      Fund       Bond Index       500 Index      Fund        Bond Index      500 Index
                    --------   ----------------   ---------    --------   ----------------   ---------
3 Months             14.00%         0.34%           21.30%       14.00%        0.34%           21.30%
  (not annualized)
1 Year               21.30          8.69            28.58        21.30         8.69            28.58
3 Years              19.58          7.29            28.23        70.99        23.51           110.83
5 Years              16.40          7.27            24.05       113.77        42.06           193.89
Inception            16.40          7.27            24.05       113.77        42.06           193.89
  (12/31/93)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/98 would have grown to $21,377 in the Fund, $14,206 in the Lehman Aggregate Bond Index or $29,389 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS

                Stocks:

                * Cisco Systems, Inc.
                * General Electric Co.
                * AirTouch Communications, Inc.
                * Merck & Co., Inc.
                * Pfizer, Inc.

                Bonds:

                * U.S. Treasury Note, 6.125%, 8/15/07
                * GNMA, 9.50%, 12/15/17
                * GNMA, 9.00%, 12/15/19
                * Security Capital Industrial Trust, 8.65%, 5/15/16
                * FHLMC, 9.00%, 7/1/16

                         Total number of holdings: 108

SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                       MARKET VALUE ($)(1)
------------------------------------------------------------------------------

COMMON STOCKS (60.6%) (2)

   CONSUMER DURABLES (0.7%)
              1,200   Harley-Davidson, Inc.                             56,850
                                                                  ------------
   CONSUMER NON-DURABLES (5.0%)
              1,300   Coca Cola Co.                                     86,937
                700   Colgate-Palmolive Company                         65,013
                900   Gillette Co.                                      43,481
                500   Group Danone, A.D.R.                              28,595
              1,900   Philip Morris Cos., Inc.                         101,650
              1,000   Proctor & Gamble Co.                              91,312
                                                                  ------------
                                                                       416,988
                                                                  ------------
   CONSUMER SERVICES (2.5%)
                800   Clear Channel Comm., Inc. (3)                     43,600
              2,000   Time Warner, Inc.                                124,125
                500   Viacom, Inc. - Class B (3)                        37,000
                                                                  ------------
                                                                       204,725
                                                                  ------------
   ELECTRONIC TECHNOLOGY (15.1%)
              1,000   Ascend Communications, Inc. (3)                   65,750
              2,750   Cisco Systems, Inc. (3)                          255,234
              2,200   Dell Computer Corp. (3)                          161,013
              1,500   EMC Corp. (3)                                    127,500
                900   Intel Corp.                                      106,706
                900   Lockheed Martin Corp.                             76,275
              1,000   Lucent Technologies, Inc.                        110,000
              1,000   Raytheon Co. - Class B                            53,250
              1,400   Sun Microsystems, Inc. (3)                       119,875
                700   Tellabs, Inc. (3)                                 47,994
                900   Texas Instruments, Inc.                           77,006
                500   Xerox Corp.                                       59,000
                                                                  ------------
                                                                     1,259,603
                                                                  ------------
   FINANCE (5.6%)
                325   American International Group, Inc.                31,403
              2,000   Chase Manhattan Corp.                            136,125
                900   EXEL, Ltd.                                        67,500
              1,000   Federal Home Loan Mortgage Corp.                  64,437
              2,000   Mercury General Corp.                             87,625
              1,900   Wells Fargo Co.                                   75,881
                                                                  ------------
                                                                       462,971
                                                                  ------------
   HEALTH SERVICES (1.0%)
              2,900   HBO & Co.                                         83,194
                                                                  ------------
   HEALTH TECHNOLOGY (12.2%)
              1,000   American Home Products Corp.                      56,312
              1,000   Bristol-Myers Squibb Co.                         133,812
              1,300   Eli Lilly & Co.                                  115,537
              1,500   Medtronic, Inc.                                  111,375
              1,300   Merck & Co., Inc.                                191,994

------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                       MARKET VALUE ($)(1)
------------------------------------------------------------------------------

              1,500   Pfizer, Inc.                                     188,156
              2,000   Schering-Plough Corp.                            110,500
              1,500   Warner Lambert Corp.                             112,781
                                                                  ------------
                                                                     1,020,467
                                                                  ------------
   PROCESS INDUSTRIES (1.1%)
              2,000   Monsanto Co.                                      95,000
                                                                  ------------
   PRODUCER MANUFACTURING (4.4%)
              2,500   General Electric Co.                             255,156
              1,500   Tyco International, Ltd.                         113,156
                                                                  ------------
                                                                       368,312
                                                                  ------------
   RETAIL TRADE (5.5%)
              2,000   Dayton Hudson Corp.                              108,500
                350   Gap, Inc.                                         19,688
              3,000   Home Depot, Inc.                                 183,562
              1,000   Kohl's Corp. (3)                                  61,438
              1,500   Walgreen Co.                                      87,844
                                                                  ------------
                                                                       461,032
                                                                  ------------
   TECHNOLOGY SERVICES (3.4%)
              1,000   Ceridian Corp. (3)                                69,812
              1,300   Microsoft Corp. (3)                              180,294
                500   Network Associates, Inc. (3)                      33,125
                                                                  ------------
                                                                       283,231
                                                                  ------------
   UTILITIES (4.1%)
              3,000   AirTouch Communications, Inc. (3)                216,375
              1,700   MCI WorldCom, Inc. (3)                           121,975
                                                                  ------------
                                                                       338,350
                                                                  ------------
Total common stocks
(cost: $3,141,796)                                                   5,050,723
                                                                  ------------

BONDS (37.0%) (2)

   U.S. TREASURY (6.1%)
            325,000   U.S. Treasury Note, 6.125%, 8/15/07              355,583
                      U.S. Treasury  Strip:
             25,000     6.93% Eff. Yield on Pur. Date, 11/15/04         19,008
             50,000     4.72% Eff. Yield on Pur. Date, 5/15/06          35,237
            175,000     5.95% Eff. Yield on Pur. Date, 11/15/09        100,191
                                                                  ------------
                                                                       510,019
                                                                  ------------
   ASSET-BACKED SECURITIES (4.9%)
                      Advanta Mortgage Loan Trust:
             25,000     1995-3 A5, 7.37%, 2/25/27                       25,533
             50,000     1996-1 A7, 7.07%, 3/25/27                       51,337
             50,000   Cityscape Home Equity Loan Trust,
                        1996-3 A8, 7.65%, 9/25/25                       51,091
             74,999   ContiMortgage Home Equity Loan Tr.,
                        1996-1 A7 7.00%, 3/15/27                        76,414

------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                       MARKET VALUE ($)(1)
------------------------------------------------------------------------------

             25,000   EQCC Home Equity Loan Trust,
                        Series 1996-1, 6.93%, 3/15/27                   25,870
             75,000   EquiVantage, 1996-3 A3, 7.70%, 9/25/27            76,343
                      Green Tree Financial Corp.:
             20,000     1995-5, 7.25%, 9/15/25                          20,508
             25,000     1997-4, 7.03%, 2/15/29                          25,412
             50,000   Money Store Home Equity Mortgage,
                        7.265%, 7/15/38                                 51,131
                                                                  ------------
                                                                       403,639
                                                                  ------------
   CLOSED-END MUTUAL FUNDS (2.1%)
              9,000   American Select Portfolio                        105,187
                500   American Strategic Income Portfolio                5,875
              2,288   American Strategic Income Portfolio II            26,884
              2,969   American Strategic Income Portfolio III           34,329
                                                                  ------------
                                                                       172,275
                                                                  ------------
   CORPORATE BONDS (7.2%)
             50,000   American Gen. Fin., 5.875%, 12/15/05              49,750
             25,000   Bank One Texas, 6.25%, 2/15/08                    26,156
             50,000   Countrywide Capital, 8.00%, 12/15/26              51,688
             50,000   Franchise Fin. Corp., 8.25%, 10/30/03             50,750
             25,000   Nationwide Health Prop., 7.00%, 9/18/01           24,750
             25,000   Omega Health Care Inv., 6.95%, 6/15/02            24,063
            125,000   Security Cap. Ind. Trust, 8.65%, 5/15/16         128,906
            100,000   Service Corp. Int'l, 7.375%, 4/15/04             106,125
             25,000   Summit Properties, Inc., 7.20%, 8/15/07           23,781
             13,000   Toys R Us, Inc., 8.25%, 2/1/17                    13,439
             50,000   Trinet Corp. Realty Trust, 7.70%, 7/15/17         45,063
             50,000   Washington Mutual Cap., 8.375%, 6/1/27            55,750
                                                                  ------------
                                                                       600,221
                                                                  ------------

   MORTGAGE PASS-THROUGH SECURITIES (15.2%)

     FEDERAL HOME LOAN MORTGAGE CORPORATION (2.8%)
            106,718   9.00%, 7/1/16                                    112,668
             31,101   9.00%, 7/1/16                                     32,817
             50,106   9.25%, 6/1/02                                     52,328
             31,321   10.00%, 10/1/18                                   33,839
                                                                  ------------
                                                                       231,652
                                                                  ------------

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.1%)
             29,334   9.00%, 11/1/06                                    30,839
             90,359   9.75%, 1/1/13                                     98,718
             27,624   10.00%, 1/1/20                                    29,745
             91,366   10.25%, 6/1/13                                   100,617
                                                                  ------------
                                                                       259,919
                                                                  ------------

------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                       MARKET VALUE ($)(1)
------------------------------------------------------------------------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.3%)
             25,008   9.00%, 6/15/11                                    26,230
             48,780   9.00%, 8/15/16                                    51,798
            132,547   9.00%, 12/15/19                                  141,456
             27,889   9.25%, 9/15/01                                    29,370
             28,227   9.50%, 1/15/04                                    29,872
             56,069   9.50%, 11/15/04                                   59,326
             35,831   9.50%, 7/20/05                                    37,386
             53,333   9.50%, 12/15/09                                   56,940
             27,764   9.50%, 5/20/16                                    29,579
            147,984   9.50%, 12/15/17                                  160,568
             52,822   9.50%, 12/15/19                                   57,040
              1,210   9.75%, 2/20/01                                     1,274
              1,520   10.00%, 9/15/99                                    1,519
             44,281   10.25%, 1/15/04                                   46,984
              8,789   11.25%, 10/15/00                                   8,910
             17,161   11.25%, 10/15/11                                  18,594
              1,393   11.75%, 3/15/00                                    1,412
             13,000   Bernalillo Multifamily. Ser. 1998A,
                         7.50%, 9/20/20                                 13,390
                                                                  ------------
                                                                       771,648
                                                                  ------------

   COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)
             50,000   FNMA 1994-38 Pac, 6.65%, 12/25/23                 50,681
                                                                  ------------


   TRUST PREFERRED SECURITIES (0.9%)
              2,000   Allstate Financing I, 7.95%, 12/1/26              52,000
             25,000   Allstate Financing II, 7.83%, 12/1/45             26,750
                                                                  ------------
                                                                        78,750
                                                                  ------------
Total bonds
(cost: $3,052,778)                                                   3,078,804
                                                                  ------------

   SHORT-TERM SECURITIES (3.6%) (2)
            303,000   G. E. Capital Corp., 4.70%, 1/4/99               302,881
                                                                  ------------

(cost: $302,881)

Total investments in securities
(cost: $6,497,455) (7)                                              $8,432,408
                                                                  ============

                 See accompanying notes to portfolios of investments on page 37.

SIT INTERNATIONAL GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA
           ROGER J. SIT

     The Fund's investment return for the six months ended December 31, 1998 was +2.7% compared with the MSCI EAFE Index return of +3.5%. The Lipper International Fund index had a negative return of -2.72%. Combined with a +15.79% return in the first half of 1998, the Fund's return for all 1998 was +18.95% compared with gains of +20.0% for the MSCI Index and +12.65% for the Lipper Index.

     The Fund's European holdings recovered strongly, up +18.7% in the December quarter from a substantial decline of -14.4% during the preceding quarter. The European portfolio's weighting remained basically unchanged at 71.4% at year end. The European rate reductions reflected the urgent sense of central bankers that the risks in the world economy shifted to an accelerating slowdown from the long-standing anti-inflation policy. The creation of the new single currency, effective January 1999, also benefited investor expectations for continued increase in capital flows into equities and the positive impact of corporate restructuring and privatization.

     We have increased the Fund's weighting in Japan to 16.6% from 12.8% at mid year. Japan experienced a stellar gain of +26.8% in the December quarter, after a -15.0% drop in the previous three months. The yen/dollar exchange rate appreciated +20.5% during the December quarter. We continue to focus on specific investment themes such as telecom operators, pharmaceuticals and specialty retailing. The yen's unexpected strength benefited the recovery of Asian markets, overcoming uncertainties over the possible devaluation of China's renminbi. Asia's corporate restructuring and banking reforms are proceeding, especially in Korea and Thailand, paving the way for sustained economic recovery in 1999 and beyond. The dominant investment themes are contract manufacturing in high technology areas and telecom operators.

     Following the Russian debt default in August, the global financial system was again put to a severe test as a result of the Brazilian financial crisis. Fortunately, liquidity appears to have returned to the major financial markets due to a wide range of positive monetary policy measures. The small (0.8%) Latin American holding was sold in January 1999.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit International Growth Fund is to achieve long-term growth. The Fund pursues this objective by investing primarily in common stocks of issuers domiciled outside the United States.

      The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/98:   $18.45 Per Share
                                    6/30/98:   $19.14 Per Share

                           Total Net Assets:   $96.08 Million
                Weighted Average Market Cap:   $31.0 Billion

                             TOTAL DIVIDEND:   $ 1.14
                     Long-Term Capital Gain:   $ 1.08
                            Ordinary Income:   $ 0.06


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                  [BAR CHART]


                                  Sit Int'l      Morgan Stanley
                                 Growth Fund       EAFE Index

                  Europe Other      46.4              32.1
          France, Germany & UK      25.0              41.3
                         Japan      16.6              21.0
                 Pacific Basin       8.1               5.6
                 Latin America       0.8               0.0
  Other Assets and Liabilities       3.1               0.0

                          AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                    ----------------------------------------    -----------------------------------------
                         Sit        Morgan Stanley    Lipper         Sit         Morgan Stanley    Lipper
                    International    Capital Int'l     Int'l    International     Capital Int'l     Int'l
                     Growth Fund      EAFE Index       Index     Growth Fund       EAFE Index       Index
                    -------------   --------------    ------    -------------    --------------    ------
3 Months                19.97%          20.66%        15.50%        19.97%            20.66%        15.50%
  (not annualized)
1 Year                  18.95           20.00         12.65         18.95             20.00         12.65
3 Years                 11.21            9.00         11.40         37.53             29.52         38.26
5 Years                  7.85            9.19          8.59         45.90             55.23         51.00
Inception               12.41            8.64         10.64        131.42             81.19        106.54
  (11/1/91)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/98 would have grown to $23,142 in the Fund or $18,119 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                                   Finance    29.0
                                 Utilities    15.5
                         Health Technology    13.1
                     Electronic Technology    10.7
                       Technology Services     8.6
                       Commercial Services     7.1
                     Consumer Non-Durables     4.9
                        Process Industries     3.0
                              Retail Trade     2.1
                    Producer Manufacturing     2.0
                         Consumer Durables     0.9
                          Cash Equivalents     3.1

SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

                              10 LARGEST HOLDINGS

                            * Aegon N.V., A.D. R.
                            * Nokia Corp., A.D.R.
                            * Wolters Kluwer
                            * Rentokil Group, p.l.c.
                            * Bank of Ireland
                            * Zurich Allied, AG
                            * Telefonica, S.A.
                            * AFLAC, Inc., A.D.R.
                            * Groupe Danone
                            * SAP Preferred

                          Total number of holdings: 66

-------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE($)(1)
-------------------------------------------------------------------------------

COMMON STOCKS (96.9%)(2)

   ASIA (24.7%)
       AUSTRALIA (2.2%)
             620,496   Colonial, Ltd. (Finance) (3) (4)              $2,129,343
                                                                ---------------
       HONG KONG (1.5%)
             142,000   Citic Pacific, Ltd. (Utilities)                  306,082
              15,201   HSBC Holdings, p.l.c. (Finance)                  378,682
             618,960   Hong Kong & China Gas (Utilities)                786,922
                                                                ---------------
                                                                      1,471,686
                                                                ---------------
       JAPAN (16.6%)
              54,400   AFLAC, Inc., A.D.R. (Finance)                  2,393,600
              71,000   Banyu Pharmaceuticals (Health Tech.)           1,319,411
              18,000   Matsushita Kotobuki (Consumer Dur.)              388,655
                 240   NTT Data Corp. (Utilities)                     1,191,452
                  36   NTT Mobile Communications
                        Network, Inc. (Utilities)                     1,481,350
                  33   Nippon Telephone (Utilities)                     254,644
              22,400   Orix Corp. (Finance)                           1,672,988
               9,100   Ryohin Keikaku Co., Ltd. (Retail Trade)        1,211,937
              10,000   Seven Eleven Japan (Retail Trade)                805,274
               1,600   Shohkoh Fund Co. (Finance)                       515,375
               6,000   Sony Corp. (Consumer Durables)                   436,972

-------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE($)(1)
-------------------------------------------------------------------------------

              50,000   Takeda Chemical Industries
                        (Health Technology)                           1,924,694
              18,000   TDK Corp. (Electronic Technology)              1,645,414
              31,000   Terumo Corp. (Health Technology)                 729,702
                                                                ---------------
                                                                     15,971,468
                                                                ---------------
       TAIWAN (1.7%)
             770,000   Yageo Corp. (Electronic Tech.) (3)               994,165
              95,088   Yageo Corp., G.D.R. (Electronic
                        Technology) (3)(4)                              618,072
                                                                ---------------
                                                                      1,612,237
                                                                ---------------
       SINGAPORE (0.9%)
             167,000   Natsteel Electronics, Ltd. (Electronic
                        Technology)                                     424,833
             109,000   Venture Mfg., Ltd. (Electronic Tech.)            415,930
                                                                ---------------
                                                                        840,763
                                                                ---------------

       SOUTH KOREA (1.2%)
              17,100   Samsung Electronics (Electronic Tech.)         1,147,107
                                                                ---------------

       THAILAND (0.6%)
             101,000   Advanced Info Services (Utilities)               600,165
                                                                ---------------
   EUROPE (71.4%)
       BELGIUM (1.1%)
                 176   UCB, S.A. (Health Technology)                  1,079,317
                                                                ---------------
       FINLAND (5.5%)
              27,800   Nokia Corp., A.D.R. (Electronic Tech.)         3,348,166
              46,360   Tieto Corp. (Technology Services)              2,063,899
                                                                ---------------
                                                                      5,412,065
                                                                ---------------
       FRANCE (6.7%)
              14,520   AXA-UAP (Finance)                              2,103,595
               9,430   France Telecom, S.A. (Utilities)                 748,868
               8,260   Groupe Danone (Consumer Non-Dur.)              2,363,799
               1,615   L'oreal Co. (Consumer Non-Durables)            1,166,983
                                                                ---------------
                                                                      6,383,245
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE($)(1)
-------------------------------------------------------------------------------

       GERMANY (10.7%)
               3,397   Allianz, A.G. (Finance)                        1,245,577
              37,200   Bayer, A.G. (Process Industries)               1,552,651
              19,900   Deutsche Telekom, A.G. (Utilities)               654,436
               5,366   Fresenius, A.G. (Health Technology)            1,130,294
              17,100   Mannesmann, A.G. (Producer Mfg.)               1,960,032
               4,945   SAP Preferred (Technology Services)            2,359,807
              22,300   Veba, A.G. (Process Industries)                1,334,240
                                                                ---------------
                                                                     10,237,037
                                                                ---------------
       IRELAND (5.3%)
             129,800   Bank of Ireland (Finance)                      2,850,878
              32,200   Elan Corp., p.l.c., A.D.R. (Health
                        Technology) (3)                               2,239,912
                                                                ---------------
                                                                      5,090,790
                                                                ---------------
       ITALY (5.4%)
             231,000   Banca di Roma (Finance)                          391,182
             272,200   Banca Fideuram (Finance)                       1,943,404
             123,000   Telecom Italia (Utilities)                     1,048,898
             242,100   Telecom Italia Mobile Spa (Utilities)          1,786,338
                                                                ---------------
                                                                      5,169,822
                                                                ---------------
       NETHERLANDS (10.4%)
              30,139   Aegon, N.V., A.D.R. (Finance)                  3,684,512
              60,360   CMG, p.l.c. (Technology Services)              1,590,366
              28,800   ING Groep, N.V. (Finance)                      1,755,256
              13,666   Wolters Kluwer (Commercial Svcs.)              2,922,765
                                                                ---------------
                                                                      9,952,899
                                                                ---------------
       PORTUGAL (1.0%)
              20,500   Portugal Telecom, A.D.R. (Utilities)             914,813
                                                                ---------------
       SPAIN (6.7%)
              79,120   Argentaria (Finance)                           2,045,919
              67,500   Endesa, A.D.R. (Utilities)                     1,822,500
              57,222   Telefonica, S.A. (Utilities)                   2,540,605
              57,222   Telefonica, S.A. (Rights) (Utilities)             50,732
                                                                ---------------
                                                                      6,459,756
                                                                ---------------
       SWEDEN (3.9%)
              57,333   Astra "B" Free (Health Technology)             1,164,337
              68,500   L.M. Ericsson Telephone Co., A.D.R.
                        (Electronic Technology)                       1,639,719

-------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE($)(1)
-------------------------------------------------------------------------------

              60,800   Securitas 'AB' (Commercial Svcs.)                942,897
                                                                ---------------
                                                                      3,746,953
                                                                ---------------
       SWITZERLAND (7.1%)
                 530   Nestle, S.A. (Consumer Non-Durables)           1,153,768
                 675   Novartis, A.G. (Health Technology)             1,326,902
                  50   Roche Holdings, A.G. (Health Tech.)              610,120
               3,590   UBS, AG (Finance)                              1,103,007
               3,570   Zurich Allied, AG (Finance)                    2,643,386
                                                                ---------------
                                                                      6,837,183
                                                                ---------------
       UNITED KINGDOM (7.6%)
              72,127   Lloyds TSB Group, p.l.c. (Finance)             1,025,332
             311,685   Misys, p.l.c. (Technology Services)            2,268,523
             386,620   Rentokil Group, p.l.c. (Commercial Svcs.)      2,911,949
              16,100   SmithKline Beecham, p.l.c., A.D.R.
                        (Health Technology)                           1,118,950
                                                                ---------------
                                                                      7,324,754
                                                                ---------------
   LATIN AMERICA (0.8%)
       BRAZIL (0.8%)
          31,700,000   Telesp Participacoes (Utilities)                 721,498
                                                                ---------------

Total common stocks
   (cost:  $58,170,151)                                              93,102,901
                                                                ---------------

SHORT TERM SECURITIES (3.3%) (2)
           2,665,000   G.E. Capital Corp., 4.70%, 1/4/99              2,663,956
             500,000   Sit Money Market Fund, 4.70% (6)                 500,000
                                                                ---------------

Total short-term securities
   (cost:  $3,163,956)                                                3,163,956
                                                                ---------------


Total investments in securities
   (cost:  $61,334,107) (7)                                         $96,266,857
                                                                ===============

                 See accompanying notes to portfolios of investments on page 37.

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA

     The Sit Developing Markets Growth Fund returned a negative -14.1% for the six months ended December 31, 1998 compared with declines of -9.5% for the MSCI Emerging Market Index and -11.9% for the Lipper Emerging Markets Funds Index. The Fund's underperformance reflects in part a high cash position of 37% at the end of September, which declined to 15.1% at year end. The Russian debt default in August had a major negative impact on the global financial system, especially on emerging markets. For all of 1998, the Fund returned a negative -24.9% versus the MSCI Emerging Markets Free Index return of -27.5% and the Lipper Emerging Markets Funds Index return of -26.4%.

     The recent Brazilian financial crisis is likely to cause an economic contraction in 1999 throughout Latin America. The Fund's Latin American weighting was 12.8% at year end, compared with 35.4% in the MSCI Emerging Markets Free Index. Mexico was the largest country holding at 5.7%, followed by Brazil (2.8%) and Chile (1.9%).

     There was relative stability in our European, Middle Eastern and African holdings, which accounted for 23.1% of the portfolio at year end versus the Index's average of 29.5%. Portugal, which was shifted to the MSCI EAFE Index a year ago, remains the largest country weighting at 10.7%, followed by Israel's 4.5%.

     In line with the economic recovery beginning in Asia, our investments in the region increased to 46.7% at year end from 34.7% at mid year. While a deflationary spiral in Japan is a formidable risk, we look for further gains in Asia in dollar terms. Importantly, interest rates are trending down due to the sharp improvement in the overall inflation outlook. In Korea and Thailand, the wide-ranging financial sector reform measures underpin a sustained economic recovery in 1999 and 2000. However, in other Asian markets the recent rally has resulted in overvaluation of many interest rate-sensitive sectors. Our investment process thus is even more selective, focusing on reasonable valuations relative to visible earnings and cash flow prospects. In this context, we are closely reviewing the valuation of Taiwan holdings, which accounted for 12.1% of net assets at year end.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies deemed to be domiciled or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency fluctuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/98:   $ 7.77 Per Share
                                    6/30/98:   $ 9.05 Per Share

                           Total Net Assets:   $ 9.91 Million
                Weighted Average Market Cap:   $17.4 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                  [BAR CHART]

                                 Sit Developing         MSCI Emerging
                               Markets Growth Fund   Markets Free Index

                        Asia          46.7                  35.1
                      Europe          16.4                  14.7
               Latin America          12.8                  35.4
          Africa/Middle East           6.7                  14.8
               North America           2.1                   0.0
Other Assets and Liabilities          15.3                   0.0

                           AVERAGE ANNUAL TOTAL RETURNS*               CUMULATIVE TOTAL RETURNS*
                      --------------------------------------     --------------------------------------
                          Sit           MSCI         Lipper          Sit            MSCI        Lipper
                      Developing      Emerging      Emerging     Developing       Emerging     Emerging
                       Markets         Markets       Markets      Markets          Markets      Markets
                      Growth Fund    Free Index       Index      Growth Fund     Free Index      Index
                      -----------    ----------     --------     -----------     ----------    --------
3 Months                 11.64%         17.30%        15.51%        11.64%         17.30%        15.51%
  (not annualized)
1 Year                  -24.93         -27.52        -26.87        -24.93         -27.52        -26.87
3 Year                   -5.85         -13.28         -9.69        -16.54         -34.77        -26.34
Inception                -5.29          -9.94         -7.56        -21.73         -37.61        -29.82
  (7/1/94)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/98 would have declined to $7,827 in the Fund or $6,239 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                                 Utilities    34.0
                     Electronic Technology    29.7
                              Retail Trade     5.4
                                   Finance     5.0
                     Consumer Non-Durables     3.9
                         Consumer Services     2.5
                       Technology Services     2.2
                       Industrial Services     1.6
                        Process Industries     0.4
                          Cash Equivalents    15.3

SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)


                               10 LARGEST HOLDINGS

                       * Hon Hai Precision Industry
                       * Advanced Info Services
                       * Nice Systems, Ltd., A.D.R.
                       * Portugal Telecom, A.D.R.
                       * Telecel Comunicasoes Pessoais, S.A.
                       * Datacraft Asia, Ltd.
                       * Yageo Corp., G.D.R.
                       * VTech Holdings, Ltd.
                       * Espirito Santo, A.D.R.
                       * Samsung Electronics

                          Total number of holdings: 61

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                          MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

COMMON STOCKS (84.7%)(2)

   AFRICA/ MIDDLE EAST (6.7%)
     ISRAEL (4.5%)
           11,400   Home Centers, A.D.R. (Retail Trade) (3)(5)          122,550
           15,100   Nice Systems, Ltd., A.D.R. (Utilities) (3)          326,537
                                                                  -------------
                                                                        449,087
                                                                  -------------
     SOUTH AFRICA (2.2%)
           52,000   Dimension Data Holdings, Ltd.
                      (Technology Services)                             220,704
                                                                  -------------
   ASIA (46.7%)
     HONG KONG (10.3%)
        1,006,000   China Hong Kong Photo Products Holdings,
                      Ltd. (Retail Trade)                                97,385
           41,000   Citic Pacific, Ltd. (Utilities)                      88,376
            4,401   HSBC Holdings, p.l.c. (Finance)                     109,624
          202,400   Hong Kong & China Gas (Utilities)                   257,324
            9,900   Hong Kong Telecommunications, Ltd.,
                      A.D.R., (Utilities)                               173,869
           68,000   VTech Hldgs., Ltd. (Electronic Tech.)               296,660
                                                                  -------------
                                                                      1,023,238
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                          MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

     INDONESIA (1.1%)
          625,600   PT Dynaplast (Process Industries) (5)                41,055
          258,000   PT Ramayana Lestari (Retail Trade)                   62,081
                                                                  -------------
                                                                        103,136
                                                                  -------------
     PHILIPPINES (6.8%)
        8,406,000   Digital Telecom Philippines (Utilities) (3)         205,288
          531,000   Jollibee Foods Co. (Warrants) (Consumer
                      Services) (3)(4)(5)                               245,707
        1,181,000   SM Prime Holdings, Inc. (Retail Trade)              224,663
                                                                  -------------
                                                                        675,658
                                                                  -------------
     SINGAPORE (9.0%)
           91,000   Avimo Group, Ltd.  (Electronic Tech.)               142,756
          168,000   Datacraft Asia, Ltd. (Electronic Tech.)             297,360
           79,000   Natsteel Electronics, Ltd. (Electronic
                      Technology)                                       200,969
           65,000   Venture Mfg., Ltd. (Electronic Tech.)               248,031
                                                                  -------------
                                                                        889,116
                                                                  -------------
     SOUTH KOREA (2.7%)
            4,000   Samsung Electronics (Electronic
                      Technology)                                       268,329
                                                                  -------------
     TAIWAN (12.1%)
           86,229   Chroma Ate, Inc. (Electronic Tech.) (3)             228,820
           67,200   Hon Hai Precision Industry (Electronic
                      Technology) (3)                                   371,248
           81,000   President Chain Store Corp. (Retail Trade)          255,168
           44,229   Yageo Corp., G.D.R. (Elec. Tech.) (3)(4)            287,487
           43,000   Yageo Corp. (Electronic Technology) (3)              55,518
                                                                  -------------
                                                                      1,198,241
                                                                  -------------
     THAILAND (4.7%)
           59,800   Advanced Info Services (Utilities)                  355,345
           54,000   Bangkok Bank (Finance)                              111,417
                                                                  -------------
                                                                        466,762
                                                                  -------------

   EUROPE (16.4%)
     GREECE (2.0%)
            7,600   Hellenic Telecommunications
                      Organization (Utilities)                          202,301
                                                                  -------------
     PORTUGAL (10.7%)
            7,430   Electricidad de Portugal, S.A. (Utilities)          163,660
           13,800   Espirito Santo, A.D.R. (Finance)                    269,962
            7,100   Portugal Telecom, A.D.R. (Utilities)                316,837
            1,500   Telecel Comunicasoes Pessoais, S.A.
                      (Utilities) (3)                                   306,759
                                                                  -------------
                                                                      1,057,218
                                                                  -------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                          MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

     SPAIN (2.4%)
              148   Banco Santander (Finance)                             2,923
            1,780   Telefonica, A.D.R. (Utilities)                      240,954
                                                                  -------------
                                                                        243,877
                                                                  -------------
     UNITED KINGDOM (1.3%)
           71,700   Coca Cola Beverages, p.l.c. (Consumer
                      Non-Durables) (3)                                 125,173
                                                                  -------------

   LATIN AMERICA (12.8%)
     ARGENTINA (2.4%)
            8,500   Telefonica de Argentina, A.D.R. (Utilities)         237,469
                                                                  -------------
     BRAZIL (2.8%)
            6,500   Cemig, A.D.R. (Utilities)                           123,695
        6,800,000   Telesp Participacoes, S.A. (Utilities) (3)          154,769
                                                                  -------------
                                                                        278,464
                                                                  -------------
     CHILE (1.9%)
            7,400   Enersis, A.D.R. (Utilities)                         191,013
                                                                  -------------

     MEXICO (5.7%)
           55,700   Corporacion GEO - B
                      (Industrial Services) (3)                         154,644
           12,100   Panamerican Beverage, Inc.
                      (Consumer Non-Durables)                           263,931
            2,900   Telefonos de Mexico, A.D.R. (Utilities)             141,194
                                                                  -------------
                                                                        559,769
                                                                  -------------

   NORTH AMERICA (2.1%)
     CANADA (2.1%)
           18,800   Bell Canada Int'l (Utilities) (3)                   211,098
                                                                  -------------

Total common stocks
     (cost:  $8,267,111)                                              8,400,653
                                                                  -------------

SHORT-TERM SECURITIES (13.7%) (2)
          430,000   American Express Credit, 5.80%, 1/5/99              429,723
          411,000   Ford Motor Credit Co., 4.96%, 1/6/99                410,717
          125,000   General Motors Accept. Corp., 5.11%, 1/5/99         124,915
          396,000   Household Finance Corp., 5.00% 1/4/99               395,802
                                                                  -------------

Total short-term securities
     (cost:  $1,361,157)                                              1,361,157
                                                                  -------------

Total investments in securities
     (cost:  $9,628,268) (7)                                         $9,761,810
                                                                  =============

                 See accompanying notes to portfolios of investments on page 37.

SIT REGIONAL GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

     We are pleased to report the semi-annual and first-year performance for the Sit Regional Growth Fund. The Fund rose +9.3% over the six-month period, outperforming the +9.2% and +7.9% returns of the S&P 500 and Russell 3000 Indices, respectively. For the year, the Fund's +23.1% return compared favorably with the +14.5% return achieved by the average diversified U.S. stock fund, as calculated by Lipper Analytical Services.

     Outperformance posted by the very largest stocks in the U.S. equity markets in 1998 has been well documented. The 20 largest companies in the S&P 500 accounted for +14.1% of the Index's +28.6% return in 1998. None of these companies are domiciled in the Fund's 12-state region. The Fund's +23.1% result compared favorably with the +14.5% return of the S&P 500 ex-the 20 largest firms. The weighted average capitalization of stocks in the Fund was $15.6 billion versus $86.6 billion for the S&P 500 Index.

     The retail sector, driven by strong consumer confidence and disposable income growth, delivered robust returns for our shareholders in 1998. Walgreen Co. (+88%), Best Buy, Inc. (+78%), Kohl's Corp. (+80%) and Dayton Hudson (+62%) all delivered better-than-market returns. In fact, the +91% average return garnered by retail stocks held in the Fund far outpaced the +63% return seen by the average S&P 500 retail stock. In addition, our 12.9% average weight over the year (and 15.2% weight at year end) was far larger than the 5.5% weight in the Index. Sharp advances were also posted by motorcycle maker Harley-Davidson (+75%), information processor Fiserv (+57), drug delivery manufacturer RP Scherer (+49%), and medical device leader Medtronic (+42%).

     In an environment of essentially flat earnings for the overall market, the Fund's 1999 earnings growth is forecasted to be +21.8%. In fact, this is an acceleration of +1.6% since the third quarter. We expect companies that can post material earnings per share growth to be well rewarded by the market. Additionally, valuation and earnings growth considerations could see mid and small cap stocks do relatively better in 1999.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Regional Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                    Net Asset Value 12/31/98:   $12.28 Per Share
                                     6/30/98:   $11.26 Per Share

                            Total Net Assets:   $ 6.19 Million
                 Weighted Average Market Cap:   $15.6 Billion

                              TOTAL DIVIDEND:   $ 0.02
                             Ordinary Income:   $ 0.02


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% of total net assets)

                                  [BAR CHART]

                          Technology Services    15.5
                                 Retail Trade    15.2
                            Health Technology    14.2
                                      Finance    13.8
                        Electronic Technology    11.1
                        Consumer Non-Durables     6.8
                          Commerical Services     4.5
                           Process Industries     4.2
                              Health Services     2.6
                                    Utilities     2.4
                       Producer Manufacturing     2.1
                            Consumer Durables     1.9
                               Transportation     1.2
                             Cash Equivalents     4.5

                        AVERAGE ANNUAL TOTAL RETURNS*              CUMULATIVE TOTAL RETURNS*
                     ----------------------------------       ----------------------------------
                     Regional       Russell        S&P        Regional       Russell        S&P
                      Growth         3000          500         Growth         3000          500
                       Fund          Index        Index         Fund          Index        Index
                     --------       -------       -----       --------       -------       -----
3 Months              27.65%        21.44%        21.30%       27.65%         21.44%       21.30%
  (not annualized)
1 Year                23.05         24.15         28.58        23.05          24.15        28.58
Inception             23.05         24.15         28.58        23.05          24.15        28.58
  (12/31/97)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/98 would have grown to $12,305 in the Fund, or $12,858 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                             * Walgreen Co.
                             * Fiserv, Inc.
                             * Best Buy, Inc.
                             * Whittman-Hart, Inc.
                             * Northern Trust Corp.
                             * Dayton Hudson Corp.
                             * Kohl's Corp.
                             * Whitman Corp.
                             * Wells Fargo Co.
                             * Medtronic, Inc.

                          Total number of holdings: 38

SIT REGIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

COMMON STOCKS (95.5%) (2)

     COMMERCIAL SERVICES (4.5%)
              3,500   Ecolab, Inc.                                      126,656
              4,000   Ha-Lo Industries, Inc. (3)                        150,500
                                                                 --------------
                                                                        277,156
                                                                 --------------
     CONSUMER DURABLES (1.9%)
              2,500   Harley-Davidson, Inc.                             118,437
                                                                 --------------
     CONSUMER NON-DURABLES (6.8%)
              3,000   Sara Lee Corp.                                     84,563
              8,000   Whitman Corp.                                     203,000
              1,500   Wm. Wrigley Jr. Co.                               134,344
                                                                 --------------
                                                                        421,907
                                                                 --------------
     ELECTRONIC TECHNOLOGY (11.1%)
              5,000   ADC Telecommunications, Inc. (3)                  173,750
              2,000   Gateway 2000, Inc. (3)                            102,375
              1,500   Motorola, Inc.                                     91,594
              4,000   National Computer Systems, Inc.                   148,000
              2,500   Tellabs, Inc. (3)                                 171,406
                                                                 --------------
                                                                        687,125
                                                                 --------------
     FINANCE (13.8%)
              4,150   Charter One Financial, Inc.                       115,162
              2,500   Northern Trust Corp.                              218,281
              1,500   Reliastar Financial Corp.                          69,187
              3,000   St. Paul Companies, Inc.                          104,250
              6,000   TCF Financial Corp.                               145,125
              5,000   Wells Fargo Co.                                   199,688
                                                                 --------------
                                                                        851,693
                                                                 --------------
     HEALTH SERVICES (2.6%)
              2,137   Cardinal Health, Inc.                             162,145
                                                                 --------------
     HEALTH TECHNOLOGY (14.2%)
              2,500   Abbott Laboratories                               122,500
              3,000   Biomet, Inc.                                      120,750
              2,000   Eli Lilly & Co.                                   177,750
              2,500   Medtronic, Inc.                                   185,625
              5,000   Sybron Intl. Corp. (3)                            135,938
              2,500   Stryker Corp.                                     137,656
                                                                 --------------
                                                                        880,219
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                        MARKET VALUE ($)(1)
-------------------------------------------------------------------------------

     PROCESS INDUSTRIES (4.2%)
              2,500   Bemis, Inc.                                        94,844
              3,500   Monsanto Co.                                      166,250
                                                                 --------------
                                                                        261,094
                                                                 --------------
     PRODUCER MANUFACTURING (2.1%)
              3,500   Applied Power, Inc.                               132,125
                                                                 --------------
     RETAIL TRADE (15.2%)
              4,000   Best Buy, Inc. (3)                                245,500
              4,000   Dayton Hudson Corp.                               217,000
              3,500   Kohl's Corp. (3)                                  215,031
              4,500   Walgreen Co.                                      263,531
                                                                 --------------
                                                                        941,062
                                                                 --------------
     TECHNOLOGY SERVICES (15.5%)
             10,000   Brightpoint, Inc. (3)                             137,500
              2,500   Ceridian Corp. (3)                                174,531
              4,950   Fiserv, Inc. (3)                                  254,616
              3,500   Great Plains Software, Inc. (3)                   168,875
              8,000   Whittman-Hart, Inc. (3)                           221,000
                                                                 --------------
                                                                        956,522
                                                                 --------------
     TRANSPORTATION (1.2%)
              2,800   C.H. Robinson Worldwide, Inc.                      72,625
                                                                 --------------
     UTILITIES (2.4%)
              4,000   Cincinnati Bell, Inc.                             151,250
                                                                 --------------

Total common stocks
     (cost:  $4,728,947)                                              5,913,360
                                                                 --------------

SHORT-TERM SECURITIES (4.5%) (2)
            277,000   G.E. Capital Corp., 4.70%, 1/4/99                 276,892
                                                                 --------------

Total short-term securities
     (cost:  $276,892)

Total investments in securities
     (cost:  $5,005,839) (7)                                         $6,190,252
                                                                 ==============

                 See accompanying notes to portfolios of investments on page 37.

                 (This page has been left blank intentionally.)

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
SIX MONTHS ENDED DECEMBER 31, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

     The Sit Science and Technology Growth Fund delivered a strong +17.6% return during the second half of 1998 to close out a positive first year. The semi-annual and yearly returns compared favorably with broad market indices, but lagged those of the Pacific Stock Exchange (PSE) Technology 100 Index. This was because of our larger commitment to health care stocks, which performed well in absolute terms, but not as well as the Internet-driven advance of the technology services sector.

     Investing in science and technology stocks was rewarding in 1998. Electronic technology, technology services and health technology were three of the top four performing sectors within the S&P 500's seventeen sectors. In general, we target 25% to 35% of Fund assets in each of these three sectors for diversification purposes. As noted above, our diversification hindered short-term returns vis-a-vis the PSE Technology 100 Index that has only 15% of its weight in health care stocks. We continue to diversify between health care and technology sectors to achieve a prudent balance between risk and reward.

     Electronic technology returns were strong in 1998 with average returns of +64.7% for components of the Fund. EMC Corp., Lucent Technologies and Cisco Systems were leading stocks for the Fund, up +160%, +153% and +150%, respectively. Software providers Legato Systems and Microsoft were the best technology services selections rising +200% and +115%, respectively. Leading health care stocks included Biogen (+128%) and Warner Lambert (+88%).

     Going forward, year-over-year earnings growth comparisons should be helped by last year's PC inventory correction and the Asian financial crisis. In addition, indications are emerging that businesses might spend more on technology early in the year to prepare for Year 2000 issues. Sector valuation is not extended relative to the broad market and dynamic technology and health care companies can, we believe, post earnings growth in excess of the overall market's scant +2.2% estimate. For 1999, we project +29.8% earnings growth for the Fund's holdings.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/98:   $13.84 Per Share
                                    6/30/98:   $11.77 Per Share

                           Total Net Assets:   $ 9.63 Million

                Weighted Average Market Cap:   $50.6 Billion


                        PORTFOLIO STRUCTURE - BY SECTOR
                            (% of total net assets)

                                  [BAR CHART]

                        Electronic Technology    34.5
                          Technology Services    26.3
                            Health Technology    26.0
                              Health Services     2.6
                             Cash Equivalents    10.6

                         AVERAGE ANNUAL TOTAL RETURNS*          CUMULATIVE TOTAL RETURNS*
                      ----------------------------------     --------------------------------
                          Sit              Pacific Stock         Sit            Pacific Stock
                      Science and            Exchange        Science and          Exchange
                      Technology            Technology       Technology          Technology
                      Growth Fund            100 Index       Growth Fund          100 Index
                      -----------          -------------     -----------        -------------
3 Months                 25.48%                40.47%           25.48%              40.47%
  (not annualized)
1 Year                   38.40                 54.60            38.40               54.60
Inception                38.40                 54.60            38.40               54.60
  (12/31/97)

* As of 12/31/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/98 would have grown to $13,840 in the Fund, or $15,460 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                           * Solectron Corp.
                           * Cisco Systems, Inc.
                           * Microsoft Corp.
                           * Schering-Plough Corp.
                           * Legato Systems, Inc.
                           * Bristol Myers Squibb Co.
                           * Biogen, Inc.
                           * EMC Corp.
                           * Intel Corp.
                           * Warner Lambert Co.

                          Total number of holdings: 49

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------

COMMON STOCKS (89.4%) (2)

   ELECTRONIC TECHNOLOGY (34.5%)
             4,000  ADC Telecommunications, Inc. (3)                    139,000
             6,000  Analog Devices, Inc. (3)                            188,250
             4,000  Applied Micro Circuits Corp. (3)                    135,875
             3,000  Cadence Design System, Inc. (3)                      89,250
             3,000  Cisco Systems, Inc. (3)                             278,437
             3,500  Compaq Computer Corp.                               146,781
             2,500  Comverse Technology, Inc. (3)                       177,500
             3,000  Dell Computer Corp. (3)                             219,562
             2,800  EMC Corp. (3)                                       238,000
             2,000  Intel Corp.                                         237,125
             2,000  Lucent Technologies, Inc.                           220,000
             1,500  PMC-Sierra, Inc. (3)                                 94,688
             4,000  Seagate Technology, Inc. (3)                        121,000
             3,500  Solectron Corp. (3)                                 325,281
             3,000  Synopsys, Inc. (3)                                  162,750
             2,000  Tellabs, Inc. (3)                                   137,125
             2,500  Veeco Instruments, Inc. (3)                         132,813
             3,500  Vitesse Semiconductor Corp. (3)                     159,688
             1,000  Xerox Corp.                                         118,000
                                                                 --------------
                                                                      3,321,125
                                                                 --------------
   HEALTH SERVICES (2.6%)
             4,500  HBO & Co.                                           129,094
             4,000  Medical Manager Corp. (3)                           125,500
                                                                 --------------
                                                                        254,594
                                                                 --------------
   HEALTH TECHNOLOGY (26.0%)
             3,000  Biogen, Inc. (3)                                    249,000
             3,000  Biomet, Inc.                                        120,750
             2,000  Bristol Myers Squibb Co.                            267,625
             3,000  Elan Corp., p.l.c., A.D.R. (3)                      208,687
             5,000  Guilford Pharmaceuticals, Inc. (3)                   71,250
             1,000  Immunex Corp. (3)                                   125,813
             3,000  Medtronic, Inc.                                     222,750
             1,500  Merck & Co., Inc.                                   221,531
             7,500  Protein Design Labs (3)                             174,375
             1,300  Pfizer, Inc.                                        163,069
             5,000  Schering-Plough Corp.                               276,250
             2,000  Sepracor, Inc. (3)                                  175,125
             3,000  Warner Lambert Co.                                  225,563
                                                                 --------------
                                                                      2,501,788
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                              MARKET VALUE(1)
-------------------------------------------------------------------------------

   TECHNOLOGY SERVICES (26.3%)
             5,000  BMC Software, Inc. (3)                              222,812
             6,000  Brightpoint, Inc. (3)                                82,500
             2,200  Ceridian Corp. (3)                                  153,587
             4,500  Check Point Software Technology (3)                 206,156
             2,000  Compuware Corp. (3)                                 156,250
             7,500  Dendrite International, Inc. (3)                    187,266
             8,000  Intelligroup, Inc. (3)                              143,000
             4,100  Legato Systems, Inc. (3)                            270,344
             2,000  Lexmark International Group, Inc. (3)               201,000
             2,000  Microsoft Corp. (3)                                 277,375
             3,000  Network Associates, Inc. (3)                        198,750
             2,000  Paychex, Inc.                                       102,875
             3,000  Sterling Commerce, Inc. (3)                         135,000
             7,000  Whittman-Hart, Inc. (3)                             193,375
                                                                 --------------
                                                                      2,530,290
                                                                 --------------

Total common stocks
   (cost:  $6,442,354)                                                8,607,797
                                                                 --------------


CONVERTIBLE BONDS  (0.4%) (2)
            50,000  Tecnomatix Technologies Conv.,
                      5.25%, 8/15/04 (4)                                 35,375
                                                                 --------------

   (cost:  $48,330)

SHORT-TERM SECURITIES (9.4%) (2)
           434,000  American Express Cr. Corp., 4.80%, 1/4/99           433,790
           470,000  G. E. Capital Corp., 4.70%, 1/5/99                  469,755
                                                                 --------------

Total short-term securites
   (cost:  $903,545)                                                    903,545
                                                                 --------------

Total investments in securities
   (cost:  $7,394,229) (7)                                           $9,546,717
                                                                 ==============

                 See accompanying notes to portfolios of investments on page 37.

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at December 31, 1998, is $409,312 and $868,750 in Developing Markets Growth and Small Cap Growth Funds respectively, which represents 4.1% and 1.8% of the Fund's net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                                    Purchase
             Fund                        Security                    Date(s)         Shares/Par     Cost Basis
             ----                        --------                   --------         ----------     ----------
Developing Markets Growth Fund     Home Centers, A.D.R.         2/28/96 - 3/29/96      11,400         $120,175
Developing Markets Growth Fund     PT Dynaplast                 1/17/96 - 1/19/97     625,600          184,582
Developing Markets Growth Fund     Jollibee Foods                  3/98 - 12/98       531,000          250,846
Small Cap Growth Fund              Stirling Cooke Brown Hldgs.    12/97 - 10/98        50,000        1,085,875

(6) This security represents an investment in an affiliated party and comprises 0.8%, 0.5%, and 0.3% of the Large Cap Growth, International Growth, and Mid Cap Growth Fund's net assets, respectively. See note 3 to the accompanying financial statements.

(7) At December 31, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                LARGE CAP          MID CAP         SMALL CAP
                                                 GROWTH            GROWTH            GROWTH           BALANCED
                                                  FUND              FUND              FUND              FUND
                                             -------------     -------------     -------------     -------------
Cost for federal income tax purposes         $  82,199,640     $ 247,843,217     $  36,099,454     $   6,497,455
                                             =============     =============     =============     =============
Unrealized appreciation (depreciation) on
   Investments:
       Gross unrealized appreciation         $  38,251,544     $ 121,895,184     $  12,130,610     $   1,981,590
       Gross unrealized depreciation            (1,008,187)       (6,522,754)       (1,322,886)          (46,637)
                                             -------------     -------------     -------------     -------------
Net unrealized appreciation                  $  37,243,357     $ 115,372,430     $  10,807,724     $   1,934,953
                                             =============     =============     =============     =============

                                                                 DEVELOPING                           SCIENCE &
                                             INTERNATIONAL        MARKETS          REGIONAL          TECHNOLOGY
                                                GROWTH            GROWTH            GROWTH             GROWTH
                                                 FUND              FUND              FUND               FUND
                                             -------------     -------------     -------------     -------------

Cost for federal income tax purposes         $  61,334,107     $   9,628,268     $   5,005,839     $   7,394,229
                                             =============     =============     =============     =============
Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation         $  35,783,334     $   1,130,080     $   1,222,746     $   2,193,965
       Gross unrealized depreciation              (850,584)         (996,538)          (38,333)          (41,477)
                                             -------------     -------------     -------------     -------------
Net unrealized appreciation                  $  34,932,750     $     133,542     $   1,184,413     $   2,152,488
                                             =============     =============     =============     =============

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - DECEMBER 31, 1998 (UNAUDITED)

                                                       LARGE CAP           MID CAP          SMALL CAP
                                                        GROWTH             GROWTH             GROWTH             BALANCED
ASSETS                                                   FUND               FUND               FUND                FUND
                                                    ---------------    ---------------    ---------------    ---------------
Investments in securities, at
     identified cost ...........................    $    82,199,640    $   247,843,217    $    36,099,454    $     6,497,455
                                                    ===============    ===============    ===============    ===============

Investments in securities, at
     market value - see
     accompanying schedule for
     detail ....................................    $   119,442,996    $   363,215,647    $    46,907,179    $     8,432,408
Cash in bank on demand
     deposit ...................................                 --                880                763              3,447
Receivables:
     Dividends and accrued interest ............             78,709             79,301              5,652             31,944
     Fund shares sold ..........................            173,897          2,803,667            514,057             12,479
     Investment securities sold ................            717,999          1,172,622            750,643             55,771
     Other receivables .........................             27,388             25,777                 --              1,559
                                                    ---------------    ---------------    ---------------    ---------------

             Total assets ......................        120,440,989        367,297,894         48,178,294          8,537,608
                                                    ---------------    ---------------    ---------------    ---------------

LIABILITIES
Disbursements in excess
        of cash balances .......................                 19                 --                 --                 --
Payables:
     Investment securities purchased ...........            217,788            311,125                 --            195,351
     Fund shares redeemed ......................            100,227            231,319            334,924              5,034
     Accrued investment management
        and advisory services fee ..............            112,297            287,748             56,188              6,664
     Other payables ............................                 --              1,082              5,373                 12
                                                    ---------------    ---------------    ---------------    ---------------

             Total liabilities .................            430,331            831,274            396,485            207,061
                                                    ---------------    ---------------    ---------------    ---------------

Net assets applicable to
     outstanding capital stock .................        120,010,658        366,466,620         47,781,809          8,330,547
                                                    ===============    ===============    ===============    ===============

Capital stock
     Par .......................................    $         0.001    $         0.001    $         0.001    $         0.001

     Authorized shares .........................     10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
     Outstanding shares ........................          2,467,353         28,316,446          2,965,239            502,674
                                                    ===============    ===============    ===============    ===============

Net asset value per share of
     outstanding capital stock .................    $         48.64    $         12.94    $         16.11    $         16.57
                                                    ===============    ===============    ===============    ===============

                                                                         DEVELOPING                             SCIENCE AND
                                                     INTERNATIONAL         MARKETS           REGIONAL           TECHNOLOGY
                                                        GROWTH             GROWTH             GROWTH              GROWTH
ASSETS                                                   FUND               FUND               FUND                FUND
                                                    ---------------    ---------------    ---------------    ---------------
Investments in securities, at
  identified cost ..............................    $    61,334,107    $     9,628,268    $     5,005,839    $     7,394,229
                                                    ===============    ===============    ===============    ===============
Investments in securities, at
  market value - see
  accompanying schedule for
  detail .......................................    $    96,266,857    $     9,761,810    $     6,190,252    $     9,546,717
Cash in bank on demand
  deposit ......................................                 --             28,246                585             67,113
Receivables:
  Dividends and accrued interest ...............            119,116                212              3,422              2,321
  Fund shares sold .............................             31,487             34,280                994             22,796
  Investment securities sold ...................                 --            128,746                 --                 --
  Other receivables ............................             10,608              5,129              1,030                 --
                                                    ---------------    ---------------    ---------------    ---------------
      Total assets .............................         96,428,068          9,958,423          6,196,283          9,638,947
                                                    ---------------    ---------------    ---------------    ---------------

LIABILITIES
Disbursements in excess
  of cash balances .............................             14,518                 --                 --                 --
Payables:
  Investment securities purchased ..............                 --                 --                 --                 --
  Fund shares redeemed .........................            212,877             26,561                576              2,752
  Accrued investment management
    and advisory services fee ..................            120,224             17,530              4,923              8,316
  Other payables ...............................                 --                 --                 --              1,090
                                                    ---------------    ---------------    ---------------    ---------------
      Total liabilities ........................            347,619             44,091              5,499             12,158
                                                    ---------------    ---------------    ---------------    ---------------
Net assets applicable to
  outstanding capital stock ....................         96,080,449          9,914,332          6,190,784          9,626,789
                                                    ===============    ===============    ===============    ===============

Capital stock
  Par ..........................................    $         0.001    $         0.001    $         0.001    $         0.001
  Authorized shares ............................     10,000,000,000     10,000,000,000     10,000,000,000     10,000,000,000
  Outstanding shares ...........................          5,208,783          1,276,770            503,942            695,787
                                                    ===============    ===============    ===============    ===============
Net asset value per share of
  outstanding capital stock ....................    $         18.45    $          7.77    $         12.28    $         13.84
                                                    ===============    ===============    ===============    ===============

                  See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                    LARGE            MID             SMALL
                                                     CAP             CAP              CAP
                                                    GROWTH          GROWTH           GROWTH          BALANCED
                                                     FUND            FUND             FUND             FUND
                                                ------------     ------------     ------------     ------------
INVESTMENT INCOME:
  INCOME:
      Dividends *                               $    374,932     $    619,477     $     43,366     $     25,316
      Interest                                       210,404          549,683           64,716           84,857
                                                ------------     ------------     ------------     ------------
               Total income                          585,336        1,169,160          108,082          110,173
                                                ------------     ------------     ------------     ------------

  EXPENSES (NOTE 3):
      Investment management and
          advisory services fee                      594,360        2,177,581          351,355           37,012
          Less fees and expenses absorbed
               by investment adviser                      --         (435,516)              --               --
                                                ------------     ------------     ------------     ------------

          Total net expenses                         594,360        1,742,065          351,355           37,012
                                                ------------     ------------     ------------     ------------

          Net investment income (loss)                (9,024)        (572,905)        (243,273)          73,161
                                                ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
      Net realized gain (loss) (note 2)           14,381,014        6,612,573       (4,347,676)         332,018
      Net change in unrealized appreciation
          (depreciation) on investments           (5,306,125)     (25,678,856)       1,316,618           69,270
      Realized gain (loss) on foreign
          currency transactions                           --               --               --               --
      Net change in unrealized appreciation
          (depreciation) on foreign currency
          transactions (note 3)                           --               --               --               --
                                                ------------     ------------     ------------     ------------

          Net gain (loss) on investments           9,074,889      (19,066,283)      (3,031,058)         401,288
                                                ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
  resulting from operations                     $  9,065,865     ($19,639,188)    ($ 3,274,331)    $    474,449
                                                ============     ============     ============     ============

-------------------

                                                                 DEVELOPING                     SCIENCE AND
                                                INTERNATIONAL      MARKETS       REGIONAL        TECHNOLOGY
                                                   GROWTH          GROWTH         GROWTH           GROWTH
                                                    FUND            FUND           FUND             FUND
                                                -----------     -----------     -----------     -----------
INVESTMENT INCOME:
  INCOME:
      Dividends *                               $   229,588     $    62,323     $    19,707     $     6,675
      Interest                                      144,810          70,015           8,258           9,420
                                                -----------     -----------     -----------     -----------
               Total income                         374,398         132,338          27,965          16,095
                                                -----------     -----------     -----------     -----------

  EXPENSES (NOTE 3):
      Investment management and
          advisory services fee                     855,356         109,111          32,367          43,140
          Less fees and expenses absorbed
               by investment adviser               (161,824)             --          (6,391)         (7,190)
                                                -----------     -----------     -----------     -----------

          Total net expenses                        693,532         109,111          25,976          35,950
                                                -----------     -----------     -----------     -----------

          Net investment income (loss)             (319,134)         23,227           1,989         (19,855)
                                                -----------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
      Net realized gain (loss) (note 2)             109,670      (2,710,399)       (163,498)       (190,824)
      Net change in unrealized appreciation
          (depreciation) on investments           3,529,777         992,879         771,739       1,487,394
      Realized gain (loss) on foreign
          currency transactions                    (141,812)         (8,746)             --              --
      Net change in unrealized appreciation
          (depreciation) on foreign currency
          transactions (note 3)                       8,459           8,084              --              --
                                                -----------     -----------     -----------     -----------

          Net gain (loss) on investments          3,506,094      (1,718,182)        608,241       1,296,570
                                                -----------     -----------     -----------     -----------

Net increase (decrease) in net assets
  resulting from operations                     $ 3,186,960     ($1,694,955)    $   610,230     $ 1,276,715
                                                ===========     ===========     ===========     ===========


* Dividends are net of foreign withholding tax of $600 and $18,213 in the Developing Markets Growth Fund, and
   International Growth Fund, respectively.


                  See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            LARGE CAP                         MID CAP
                                                                           GROWTH FUND                      GROWTH FUND
                                                                   ----------------------------    ----------------------------
                                                                   SIX MONTHS                      SIX MONTHS
                                                                      ENDED                           ENDED
                                                                   DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
                                                                       1998          JUNE 30,         1998           JUNE 30,
                                                                   (UNAUDITED)         1998        (UNAUDITED)         1998
                                                                   ------------    ------------    ------------    ------------
OPERATIONS:
     Net investment income (loss) ..............................         (9,024)   $     50,303    $   (572,905)   $ (1,634,045)
     Net realized gain (loss) on investments ...................     14,381,014      12,220,496       6,612,573      82,862,743
     Net change in unrealized appreciation
         (depreciation) on investments .........................     (5,306,125)     14,921,853     (25,678,856)       (831,087)
     Net realized gain (loss) on foreign currency transactions .             --             (46)             --              --
     Net change in unrealized appreciation (depreciation) on
         foreign currency transactions .........................             --              83              --              --
                                                                   ------------    ------------    ------------    ------------
         Net increase (decrease) in net assets resulting from
             operations ........................................      9,065,865      27,192,689     (19,639,188)     80,397,611
                                                                   ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .....................................        (17,000)       (132,500)             --              --
     Net realized gains on investments .........................     (9,200,000)     (7,922,500)    (59,500,000)    (46,136,334)
                                                                   ------------    ------------    ------------    ------------
         Total distributions ...................................     (9,217,000)     (8,055,000)    (59,500,000)    (46,136,334)
                                                                   ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold .................................     30,559,562      35,549,440     262,201,326     327,420,150
     Reinvested distributions ..................................      9,027,091       7,865,696      56,954,555      43,699,380
     Payments for shares redeemed ..............................    (36,921,012)    (17,283,050)   (277,877,543)   (387,596,125)
                                                                   ------------    ------------    ------------    ------------
         Increase (decrease) in net assets from
             capital share transactions ........................      2,665,641      26,132,086      41,278,338     (16,476,595)
                                                                   ------------    ------------    ------------    ------------

             Total increase in net assets ......................      2,514,506      45,269,775     (37,860,850)     17,784,682
NET ASSETS
     Beginning of period .......................................    117,496,152      72,226,377     404,327,470     386,542,788
                                                                   ------------    ------------    ------------    ------------
     End of period .............................................   $120,010,658    $117,496,152    $366,466,620    $404,327,470
                                                                   ============    ============    ============    ============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus) ...................   $ 68,974,279    $ 66,308,638    $245,325,180    $204,046,842
     Undistributed (distributions in excess of) net
         investment income .....................................         (8,704)         17,320        (572,905)             --
     Accumulated net realized gain (loss) from
         security transactions and foreign
         currency transactions .................................     13,801,726       8,620,712       6,341,915      59,229,342
     Unrealized appreciation (depreciation) on investments .....     37,243,357      42,549,482     115,372,430     141,051,286
     Unrealized appreciation (depreciation) on foreign
         currency transactions .................................             --              --              --              --
                                                                   ------------    ------------    ------------    ------------

                                                                   $120,010,658    $117,496,152    $366,466,620    $404,327,470
                                                                   ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
     Sold ......................................................        666,153         796,463      19,033,778      20,467,307
     Reinvested distributions ..................................        197,705         199,890       4,770,085       3,101,446
     Redeemed ..................................................       (777,861)       (403,112)    (20,014,076)    (24,097,062)
                                                                   ------------    ------------    ------------    ------------

Net increase (decrease) ........................................         85,997         593,241       3,789,787        (528,309)
                                                                   ============    ============    ============    ============

(*) Period since commencement of operations (12/31/97)

          SMALL CAP                        BALANCED                    INTERNATIONAL                 DEVELOPING MARKETS
         GROWTH FUND                         FUND                       GROWTH FUND                      GROWTH FUND
----------------------------    ----------------------------    ----------------------------    ----------------------------
 SIX MONTHS                      SIX MONTHS                      SIX MONTHS                     SIX MONTHS
   ENDED                            ENDED                           ENDED                         ENDED
DECEMBER 31,     YEAR ENDED      DECEMBER 31,    YEAR ENDED      DECEMBER 31,    YEAR ENDED     DECEMBER 31,     YEAR ENDED
   1998           JUNE 30,           1998         JUNE 30,          1998          JUNE 30,         1998           JUNE 30,
(UNAUDITED)         1998         (UNAUDITED)        1998         (UNAUDITED)        1998        (UNAUDITED)         1998
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$   (243,273)   $   (466,768)   $     73,161    $    131,419    $   (319,134)   $    120,344    $     23,227    $    (72,297)
  (4,347,676)     10,959,585         332,018         548,219         109,670       6,485,017      (2,710,399)       (532,256)

   1,316,618      (3,664,222)         69,270         624,195       3,529,777         874,697         992,879      (4,417,826)
          --              --              --               5        (141,812)        831,317          (8,756)        (20,693)

          --              --              --              --           8,459        (805,596)          8,084             550
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (3,274,331)      6,828,595         474,449       1,303,838       3,186,960       7,505,779      (1,694,965)     (5,042,522)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

          --              --        (107,000)       (127,000)       (284,000)       (159,683)             --         (13,900)
  (7,700,000)     (2,211,000)       (350,000)       (443,000)     (5,500,000)     (3,469,317)             --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (7,700,000)     (2,211,000)       (457,000)       (570,000)     (5,784,000)     (3,629,000)              0         (13,900)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  18,488,949      86,265,023       1,778,581       2,008,168      42,688,633      97,772,151       6,034,746      10,606,901
   7,466,984       2,167,174         452,068         567,624       5,530,064       3,462,126              --          13,512
 (24,672,164)    (93,935,313)     (1,339,089)       (991,255)    (49,262,056)   (104,669,312)     (5,930,337)    (10,848,159)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,283,769      (5,503,116)        891,560       1,584,537      (1,043,359)     (3,435,035)        104,409        (227,746)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  (9,690,562)       (885,521)        909,009       2,318,375      (3,640,399)        441,744      (1,590,556)     (5,284,168)

  57,472,371      58,357,892       7,421,538       5,103,163      99,720,848      99,279,104      11,504,888      16,789,056
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 47,781,809    $ 57,472,371    $  8,330,547    $  7,421,538    $ 96,080,449    $ 99,720,848    $  9,914,332    $ 11,504,888
============    ============    ============    ============    ============    ============    ============    ============

$ 41,550,923    $ 40,267,154    $  6,122,409    $  5,230,849    $ 62,088,102    $ 63,131,461    $ 13,405,064    $ 13,300,655

    (243,273)             --           1,656          35,495        (318,197)        284,937          23,227              --


  (4,333,565)      7,714,111         271,529         289,511        (622,657)      4,909,485      (3,654,722)       (935,567)
  10,807,724       9,491,106       1,934,953       1,865,683      34,932,750      31,402,973         133,542        (859,337)

          --              --              --              --             451          (8,008)          7,221            (863)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 47,781,809    $ 57,472,371    $  8,330,547    $  7,421,538    $ 96,080,449    $ 99,720,848    $  9,914,332    $ 11,504,888
============    ============    ============    ============    ============    ============    ============    ============


     990,152       4,344,293         112,331         129,469       2,358,545       5,340,368         737,977         960,282
     509,689         118,231          28,572          38,770         317,636         213,976              --           1,354
  (1,358,756)     (4,726,969)        (83,241)        (65,109)     (2,678,021)     (5,690,151)       (732,994)       (977,683)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     141,085        (264,445)         57,662         103,130          (1,840)       (135,807)          4,983         (16,047)
============    ============    ============    ============    ============    ============    ============    ============

                  See accompanying notes to financial statements on pages 46-58.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             REGIONAL               SCIENCE AND TECHNOLOGY
                                                                           GROWTH FUND                   GROWTH FUND
                                                                    --------------------------    --------------------------
                                                                     SIX MONTHS                   SIX MONTHS
                                                                       ENDED       SIX MONTHS        ENDED        SIX MONTHS
                                                                    DECEMBER 31,      ENDED       DECEMBER 31,      ENDED
                                                                       1998          JUNE 30,         1998         JUNE 30,
                                                                    (UNAUDITED)      1998(*)      (UNAUDITED)      1998(*)
                                                                    -----------    -----------    -----------    -----------
OPERATIONS:
     Net investment income (loss) ...............................   $     1,989    $     8,500    $   (19,855)   $    (3,908)
     Net realized gain (loss) on investments ....................      (163,498)        26,658       (190,824)       (44,932)
     Net change in unrealized appreciation
         (depreciation) on investments ..........................       771,739        412,674      1,487,394        665,094
     Net realized gain (loss) on foreign currency transactions ..            --             --             --             --
     Net change in unrealized appreciation (depreciation) on
         foreign currency transactions ..........................            --             --             --             --
                                                                    -----------    -----------    -----------    -----------
         Net increase (decrease) in net assets resulting from
             operations .........................................       610,230        447,832      1,276,715        616,254
                                                                    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................................       (12,000)            --             --             --
     Net realized gains on investments ..........................            --             --             --             --
                                                                    -----------    -----------    -----------    -----------
         Total distributions ....................................       (12,000)             0              0              0
                                                                    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ..................................     1,345,180      4,764,788      4,410,786      4,529,940
     Reinvested distributions ...................................        11,188             --             --             --
     Payments for shares redeemed ...............................      (745,587)      (230,847)      (919,051)      (287,855)
                                                                    -----------    -----------    -----------    -----------
         Increase (decrease) in net assets from
             capital share transactions .........................       610,781      4,533,941      3,491,735      4,242,085
                                                                    -----------    -----------    -----------    -----------
             Total increase in net assets .......................     1,209,011      4,981,773      4,768,450      4,858,339
NET ASSETS
     Beginning of period ........................................     4,981,773              0      4,858,339              0
                                                                    -----------    -----------    -----------    -----------
     End of period ..............................................   $ 6,190,784    $ 4,981,773    $ 9,626,789    $ 4,858,339
                                                                    ===========    ===========    ===========    ===========
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus) ....................   $ 5,144,722    $ 4,533,941    $ 7,729,912    $ 4,238,177
     Undistributed (distributions in excess of) net
         investment income ......................................        (1,511)         8,500        (19,855)            --
     Accumulated net realized gain (loss) from
         security transactions and foreign
         currency transactions ..................................      (136,840)        26,658       (235,756)       (44,932)
     Unrealized appreciation (depreciation) on investments ......     1,184,413        412,674      2,152,488        665,094
     Unrealized appreciation (depreciation) on foreign
         currency transactions ..................................            --             --             --             --
                                                                    -----------    -----------    -----------    -----------
                                                                    $ 6,190,784    $ 4,981,773    $ 9,626,789    $ 4,858,339
                                                                    ===========    ===========    ===========    ===========
CAPITAL TRANSACTIONS IN SHARES:
     Sold .......................................................       131,406        463,573        359,939        439,554
     Reinvested distributions ...................................           979             --             --             --
     Redeemed ...................................................       (70,741)       (21,275)       (77,080)       (26,626)
                                                                    -----------    -----------    -----------    -----------

Net increase (decrease) .........................................        61,644        442,298        282,859        412,928
                                                                    ===========    ===========    ===========    ===========

(*) Period since commencement of operations (12/31/97)

                  See accompanying notes to financial statements on pages 46-58.

                 (This page has been left blank intentionally.)

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

     This report covers the equity funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

                   Fund                                     Investment Objective
                   ----                                     --------------------
     Large Cap Growth                       Maximize long-term capital appreciation.

     Mid Cap Growth                         Maximize long-term capital appreciation.

     Small Cap Growth                       Maximize long-term capital appreciation.

     Balanced                               Long-term capital appreciation consistent with the preservation of principal and to provide regular income.

     International Growth                   Maximize long-term capital appreciation.

     Developing Markets Growth              Maximize long-term capital appreciation.

     Regional Growth Fund                   Maximize long-term capital appreciation.

     Science and Technology Growth Fund     Maximize long-term capital appreciation.

     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts
     (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

     ILLIQUID SECURITIES

     Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 1998, the Developing Markets Growth Fund and Small Cap Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at December 31, 1998, was $409,312 and $868,750, representing 4.1% and 1.8% of the Fund's net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

     FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

     FEDERAL TAXES

     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

     For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $935,567 at June 30, 1998 which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     CONCENTRATION OF INVESTMENTS

     The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


(2)  INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1998, were as follow:

                                            Purchases     Proceeds
                                            ---------     --------

     Large Cap Growth Fund                 $46,235,499   $52,950,692
     Mid Cap Growth Fund                   118,548,238   155,499,912
     Small Cap Growth Fund                  14,341,725    23,553,803
     Balanced Fund                           4,330,132     3,696,580
     International Growth Fund              19,254,560    27,283,604
     Developing Markets Growth Fund          4,061,138     4,212,510
     Regional Growth Fund                    2,405,648     1,986,245
     Science and Technology Growth Fund      4,496,686     1,859,426


(3)  EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                           Contractual   Net of Adviser's
                                           Management     Voluntary Fee
                                               Fee            Waiver
                                               ---            ------

     Large Cap Growth Fund                    1.00%           1.00%
     Mid Cap Growth Fund                      1.25%           1.00%
     Small Cap Growth Fund                    1.50%           1.50%
     Balanced Fund                            1.00%           1.00%
     International Growth Fund                1.85%           1.50%
     Developing Markets Growth Fund           2.00%           2.00%
     Regional Growth Fund                     1.25%           1.00%
     Science and Technology Growth Fund       1.50%           1.25%

     SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

     For the period November 1, 1996 through December 31, 1999 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 1999, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 1999 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%, respectively, of the Fund's average daily net assts. After December 31, 1999, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 1998, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $435,516, $161,824, $6,391 and $7,190, respectively, in expenses that were otherwise payable by the Funds.

     As of December 31, 1998, the Large Cap Growth Fund, International Growth Fund, and Mid Cap Growth Fund had invested $1,000,000, $500,000, and $1,000,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

     INVESTMENT SUB-ADVISER

     SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $337,952 were paid or payable to SKI for the period ended December 31, 1998.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1998:

                                                             % Shares
                                                Shares      Outstanding
                                                ------      -----------

     Large Cap Growth Fund                      457,492        18.54%
     Mid Cap Growth Fund                      3,738,211        13.20
     Small Cap Growth Fund                    1,039,501        35.06
     Balanced Fund                              135,313        26.92
     International Growth Fund                1,060,615        20.36
     Developing Markets Growth Fund             208,879        16.36
     Regional Growth Fund                       107,700        21.37
     Science and Technology Growth Fund         154,952        22.27


(4)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following financial highlights for each Fund.

SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                            Ended
                                                          December 31,                       Years Ended June 30,
                                                            1998        ------------------------------------------------------------
                                                         (Unaudited)       1998      1997         1996       1995         1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                   $  49.34      $  40.39   $  32.75     $  28.38   $  23.89     $  25.61
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       --           .02        .07          .04        .11          .23
    Net realized and unrealized gains
      (losses) on investments                                 2.72         13.17      10.02         6.61       5.88         (.33)
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                         2.72         13.19      10.09         6.65       5.99         (.10)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                (.01)         (.07)      (.03)        (.04)      (.09)        (.23)
    From realized gains                                      (3.41)        (4.17)     (2.42)       (2.24)     (1.41)       (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (3.42)        (4.24)     (2.45)       (2.28)     (1.50)       (1.62)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                         $  48.64      $  49.34   $  40.39     $  32.75   $  28.38     $  23.89
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   5.95%        35.33%     32.36%       24.48%     26.33%       (0.58%)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $120,011      $117,496   $ 72,226     $ 53,017   $ 45,211     $ 34,612

RATIOS:
    Expenses to average daily net assets                      1.00% (3)     1.00%      1.00%(2)     1.00%      1.00%(2)     1.10%(2)
    Net investment income (loss) to average daily net
      assets                                                 (0.02%)(3)     0.06%      0.20%(2)     0.14%      0.42%(2)     0.89%(2)
Portfolio turnover rate (excluding short-term securities)    42.52%        43.61%     32.23%       49.99%     67.14%       73.62%

--------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $50,548, $110,099, $132,305 and $112,191 respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, 1.35% and 1.40% for the years ended June 30, 1997, 1996, 1995, and 1994 respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), 0.07%, and 0.59% respectively.

(3)  Percentages are adjusted to an annual rate.

SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                         Six Months
                                                            Ended
                                                         December 31,                      Years Ended June 30,
                                                             1998       -----------------------------------------------------------
                                                         (Unaudited)      1998          1997          1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                   $  16.49      $  15.43      $  15.58      $  13.00   $  11.08   $  11.91
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                              (.02)         (.07)         (.03)         (.04)        --       (.01)
    Net realized and unrealized gains
      (losses) on investments                                 (.99)         3.15          2.50          4.07       2.96       (.51)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (1.01)         3.08          2.47          4.03       2.96       (.52)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  --            --            --            --         --       (.02)
    From realized gains                                      (2.54)        (2.02)        (2.62)        (1.45)     (1.04)      (.29)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.54)        (2.02)        (2.62)        (1.45)     (1.04)      (.31)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                         $  12.94      $  16.49      $  15.43      $  15.58   $  13.00   $  11.08
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                  (4.83%)       22.19%        17.23%        33.00%     28.44%     (4.62%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $366,467      $404,327      $386,543      $356,317   $327,879   $285,175

RATIOS:
    Expenses to average daily net assets                      1.00% (2)     1.00% (2)     0.92% (2)     0.77%      0.83%      0.82%
    Net investment income (loss) to avg. daily net assets    (0.33%)(2)    (0.41%)(2)    (0.20%)(2)    (0.23%)     0.02%     (0.08%)
Portfolio turnover rate (excluding short-term securities)    36.20%        52.62%        38.66%        50.38%     75.40%     46.71%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1998 are adjusted to an annual rate. Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 1998, and the years ended June 30, 1998 and 1997, the investment adviser voluntarily absorbed $435,516, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, and 1.09% for the period ended December 31, 1998, and the years ended June 30, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.58%), (0.66%) and (0.37%), respectively.

SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended
                                                             December 31,        Years Ended June 30,
                                                                1998        ---------------------------------------------
                                                            (Unaudited)       1998        1997        1996       1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $  20.35       $  18.89    $  19.27    $  13.49    $  10.00
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                          (.08)          (.17)       (.14)       (.11)       (.02)
    Net realized and unrealized gains
       on investments                                           (1.07)          2.31         .57        6.03        3.56
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (1.15)          2.14         .43        5.92        3.54
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                         (3.09)          (.68)       (.81)       (.14)       (.05)
Total distributions                                             (3.09)          (.68)       (.81)       (.14)       (.05)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  16.11       $  20.35    $  18.89    $  19.27    $  13.49
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     (4.14%)        11.70%       2.37%      44.13%      35.59%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 47,782       $ 57,472    $ 58,358    $ 50,846    $ 12,015

RATIOS:
    Expenses to average daily net assets                         1.50%          1.50%       1.50%       1.50%       1.50%
    Net investment income (loss) to average daily net assets    (1.04%)(2)     (0.72%)     (0.81%)     (0.91%)     (0.30%)
Portfolio turnover rate (excluding short-term securities)       31.82%         79.54%      58.39%      69.92%      49.39%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT BALANCED FUND
FINANCIAL HIGHTLIGHTS

                                                          Six Months
                                                             Ended
                                                          December 31,               Years Ended June 30,            Period Ended
                                                             1998       -------------------------------------------     June 30,
                                                          (Unaudited)     1998        1997        1996        1995      1994(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $ 16.68     $ 14.93     $ 12.57     $ 10.99     $  9.48     $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                       .16         .34         .33         .30         .28         .13
    Net realized and unrealized gains
       (losses) on investments                                  .73        2.99        2.42        1.57        1.50        (.59)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .89        3.33        2.75        1.87        1.78        (.46)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                 (.24)       (.35)       (.32)       (.29)       (.27)       (.06)
    From realized gains                                        (.76)      (1.23)       (.07)         --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.00)      (1.58)       (.39)       (.29)       (.27)       (.06)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $ 16.57     $ 16.68     $ 14.93     $ 12.57     $ 10.99     $  9.48
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                    5.65%      23.95%      22.42%      17.26%      19.16%      (4.56%)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 8,331     $ 7,422     $ 5,103     $ 4,062     $ 2,444     $ 1,296

RATIOS:
    Expenses to average daily net assets                       1.00%       1.00%       1.00%       1.00%       1.00%       1.00%(3)
    Net investment income to average daily net assets          1.98%       2.20%       2.48%       2.61%       2.97%       2.87%(3)
Portfolio turnover rate (excluding short-term securities)     52.34%      62.62%      38.16%     101.37%      50.61%      52.53%

---------------

(1)  Period from December 31, 1993 (commencement of operations), to June 30,
     1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Percentages are adjusted to an annual rate.

SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHTLIGHTS

                                                          Six Months
                                                             Ended
                                                          December 31,                      Years Ended June 30,
                                                              1998       -----------------------------------------------------------
                                                          (Unaudited)     1998        1997        1996        1995         1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                    $ 19.14      $ 18.57     $ 16.29     $ 15.71     $ 14.87     $ 11.99
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                              (.06)         .02         .01         .02         .09        (.04)
    Net realized and unrealized gains
      on investments                                           .51         1.25        2.70        1.50        1.06        3.08
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          .45         1.27        2.71        1.52        1.15        3.04
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                (.06)        (.03)       (.01)       (.09)       (.04)       (.10)
    From realized gains                                      (1.08)        (.67)       (.42)       (.85)       (.27)       (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.14)        (.70)       (.43)       (.94)       (.31)       (.16)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                          $ 18.45      $ 19.14     $ 18.57     $ 16.29     $ 15.71     $ 14.87
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   2.73%        7.50%      17.04%      10.21%       7.86%      25.26%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $96,080      $99,721     $99,279     $88,712     $68,125     $63,699

RATIOS:
    Expenses to average daily net assets                      1.50% (2)    1.50%(2)    1.50%(2)    1.50%(2)    1.50%(2)    1.65% (2)
    Net investment income (loss) to avg. daily net assets    (0.69%)(2)    0.12%(2)    0.05%(2)    0.13%(2)    0.62%(2)   (0.16%)(2)
Portfolio turnover rate (excluding short-term securities)    22.03%       43.74%      41.59%      38.55%      40.42%      42.48%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percetages for the period ended December 31, 1998, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, and 1994, the investment adviser voluntarily absorbed $161,824, $338,651, $306,575, $269,556, $228,795, and $111,320, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1998, and the years ended June 30, 1998, 1997, 1996, 1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (1.04%), (0.23%), (0.30%), (0.22%), 0.27% and (0.36%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                                Ended                      Years Ended June 30,
                                                             December 31,     --------------------------------------------
                                                                1998
                                                             (Unaudited)        1998        1997       1996        1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.05        $ 13.04     $ 10.95    $  9.41     $ 10.00
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                   .02           (.06)        .03         --          --
    Net realized and unrealized gains
       (losses) on investments                                   (1.30)         (3.92)       2.06       1.55        (.54)
--------------------------------------------------------------------------------------------------------------------------
Total from operations                                            (1.28)         (3.98)       2.09       1.55        (.54)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --           (.01)         --         --          --
    From realized gains                                             --             --          --       (.01)       (.05)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --           (.01)         --       (.01)       (.05)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  7.77        $  9.05     $ 13.04    $ 10.95     $  9.41
--------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     (14.14%)       (30.52%)     19.09%     16.51%      (5.44%)
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $ 9,914        $11,505     $16,789    $ 8,646     $ 4,618

RATIOS:
    Expenses to average daily net assets                          2.00%(2)       2.00%       2.00%      2.00%       2.00%
    Net investment income (loss) to average daily net assets      0.43%(2)      (0.52%)      0.32%      0.06%       0.03%
Portfolio turnover rate (excluding short-term securities)        49.02%         53.36%      65.88%     46.22%      56.35%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT REGIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended         Six Months
                                                           December 31,       Ended
                                                              1998           June 30,
                                                           (Unaudited)         1998
----------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 11.26         $ 10.00
----------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                         --             .02
    Net realized and unrealized gains
       on investments                                           1.04            1.24
----------------------------------------------------------------------------------------
Total from operations                                           1.04            1.26
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.02)             --
    From realized gains                                           --              --
----------------------------------------------------------------------------------------
Total distributions                                             (.02)            .00
----------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 12.28         $ 11.26
----------------------------------------------------------------------------------------
Total investment return (1)                                     9.28%          12.60%
----------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 6,191         $ 4,982

RATIOS:
    Expenses to average daily net assets                        1.00%(2)        1.00%(2)
    Net investment income to average net assets                 0.08%(2)        0.44%(2)
Portfolio turnover rate (excluding short-term securities)      40.72%          19.71%

----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended December 31, and June 30, 1998, the investment adviser voluntarily absorbed $6,391 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended December 31, and June 30, 1998, and the ratio of net investment income
     (loss) to average daily net assets would have been (0.17%) and 0.19%, respectively.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended          Six Months
                                                           December 31,        Ended
                                                              1998           June 30,
                                                           (Unaudited)         1998
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 11.77         $ 10.00
-----------------------------------------------------------------------------------------
Operations:
    Net investment income                                       (.05)           (.01)
    Net realized and unrealized gains
       on investments                                           2.12            1.78
-----------------------------------------------------------------------------------------
Total from operations                                           2.07            1.77
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    --              --
    From realized gains                                           --              --
-----------------------------------------------------------------------------------------
Total distributions                                              .00             .00
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 13.84         $ 11.77
-----------------------------------------------------------------------------------------
Total investment return (1)                                    17.59%          17.70%
-----------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $ 9,627         $ 4,858

RATIOS:
    Expenses to average daily net assets                        1.25% (2)       1.25% (2)
    Net investment income to average net assets                (0.69%)(2)      (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)      33.74%          19.37%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended December 31, and June 30, 1998, the investment adviser voluntarily absorbed $7,190 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended December 31, and June 30, 1998, and the ratio of net investment income
     (loss) to average daily net assets would have been (0.94%) and (0.46%), respectively.

SIT MUTUAL FUNDS
RESULTS OF THE SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 27, 1998. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 28, 1998 and the results of the shareholders' vote at the October 27, 1998 meeting were as follows:

1.   Election of Directors:

                                                  For              Withheld
                                                  ---              --------
     Eugene C. Sit
              Large Cap Growth                    1,300,353           5,868
              Mid Cap Growth                     13,308,819          63,207
              Small Cap Growth                    1,811,055           9,035
              Balanced                              291,457           2,388
              Regional Growth                       317,320             400
              Science and Technology Growth         307,741           1,136
              International Growth                2,562,450          21,109
              Developing Markets Growth             863,313           7,410

     William E. Frenzel
              Large Cap Growth                    1,300,353           5,868
              Mid Cap Growth                     13,310,755          61,271
              Small Cap Growth                    1,810,883           9,207
              Balanced                              291,457           2,388
              Regional Growth                       317,275             445
              Science and Technology Growth         307,697           1,180
              International Growth                2,562,352          21,207
              Developing Markets Growth             862,093           8,630

     John E. Hulse
              Large Cap Growth                    1,299,197           7,024
              Mid Cap Growth                     13,307,957          64,068
              Small Cap Growth                    1,811,055           9,035
              Balanced                              291,457           2,388
              Regional Growth                       317,275             445
              Science and Technology Growth         307,512           1,365
              International Growth                2,562,352          21,207
              Developing Markets Growth             861,901           8,822

     Sidney L. Jones
              Large Cap Growth                    1,299,931           6,290
              Mid Cap Growth                     13,310,955          61,070
              Small Cap Growth                    1,811,055           9,035
              Balanced                              291,457           2,388
              Regional Growth                       317,320             400
              Science and Technology Growth         307,741           1,365
              International Growth                2,562,450          21,109
              Developing Markets Growth             861,901           8,822

SIT MUTUAL FUNDS
RESULTS OF THE SHAREHOLDER MEETING

                                                  For              Withheld
                                                  ---              --------

     Peter L. Mitchelson
              Large Cap Growth                    1,299,925           6,296
              Mid Cap Growth                     13,313,941          58,085
              Small Cap Growth                    1,810,711           9,379
              Balanced                              291,457           2,388
              Regional Growth                       317,320             400
              Science and Technology Growth         307,697           1,180
              International Growth                2,562,352          21,207
              Developing Markets Growth             863,121           7,602

     Donald W. Phillips
              Large Cap Growth                    1,299,197           7,024
              Mid Cap Growth                     13,311,972          60,054
              Small Cap Growth                    1,811,055           9,035
              Balanced                              291,457           2,388
              Regional Growth                       317,320             400
              Science and Technology Growth         307,697           1,180
              International Growth                2,562,352          21,207
              Developing Markets Growth             863,121           7,602

2.   Ratification of KPMG Peat Marwick LLP as independent auditors for the
     Funds:

                                        For             Against         Abstain
                                        ---             -------         -------
     Large Cap Growth                 1,296,821           6,807           2,593
     Mid Cap Growth                  13,265,664          26,250          80,111
     Small Cap Growth                 1,818,150             290           1,649
     Balanced                           292,928             917               0
     Regional Growth                    315,919              45           1,756
     Science and Technology Growth      308,416              43             417
     International Growth             2,520,526          19,573          43,460
     Developing Markets Growth          856,606          11,626           2,491

3. Amendment of the Sit Large Cap Growth Fund, Sit Mid Cap Growth Fund, Sit U.S. Government Securities Fund, and the Sit International Growth Fund's fundamental investment restrictions to eliminate the restrictions on investing in securities of investment companies.

                                        For             Against         Abstain
                                        ---             -------         -------
     Large Cap Growth                 1,227,595          23,778          17,516
     Mid Cap Growth                  11,877,175         323,696         200,456
     U.S. Government Securities       5,248,572         347,985         201,296
     International Growth             2,424,429          45,534          50,026

[LOGO]


Directors:
                   Eugene C. Sit, CFA
                   Peter L. Mitchelson, CFA
                   William E. Frenzel
                   John E. Hulse
                   Sidney L. Jones
                   Donald W. Phillips

Director Emeritus:
                   Melvin C. Bahle

Officers:
                   Eugene C. Sit, CFA               Chairman
                   Peter L. Mitchelson, CFA         Vice Chairman
                   Mary K. Stern, CFA               President
                   Roger J. Sit                     Executive Vice President
                   Erik S. Anderson, CFA            Vice President - Investments
                   Ronald D. Sit, CFA               Vice President - Investments
                   Bryce A. Doty, CFA (1)           Vice President - Investments
                   Robert W. Sit (2)                Vice President - Investments
                   John T. Groton, Jr., CFA (3)     Vice President - Investments
                   Paul E. Rasmussen                Vice President & Treasurer
                   Michael P. Eckert                Vice President
                   Michael J. Radmer                Secretary
                   Debra A. Sit, CFA                Assistant Treasurer
                   Carla J. Rose                    Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

SEMI-ANNUAL REPORT
STOCK FUNDS

SIX MONTHS ENDED DECEMBER 31, 1998


INVESTMENT ADVISER                SUB-ADVISER

SIT INVESTMENT ASSOCIATES, INC.   (DEVELOPING MARKETS GROWTH FUND AND
4600 NORWEST CENTER               INTERNATIONAL GROWTH FUND)
MINNEAPOLIS, MN 55402             SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES,
612-334-5888 (METRO AREA)          INC.
800-332-5580                      4600 NORWEST CENTER
                                  MINNEAPOLIS, MN 55402
DISTRIBUTOR                       612-334-5888 (METRO AREA)
                                  800-332-5580
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                            MEMBER OF
                                                            ====================
                                                            100% NO-LOAD
                                                                 MUTUAL FUND
                                                                 COUNCIL
                                                            ====================